                                                                    EXHIBIT 10.3



                                 March 5, 1987

The Rector, Churchwardens and
   Vestrymen of Trinity Church
   in the City of New York
74 Trinity Place
New York, New York  10006


        Re:  Agreement of Lease ("Lease') dated
             March 5, 1987 made between The Rector,
             Churchwardens and Vestrymen of Trinity
             Church in the City of New York ("Landlord")
             and Della Femina Travisano & Partners,
             Inc. ("Tenant") covering a portion of
             the 5th and the 6th through 9th floors
             ("Demised Premises") in the building
             known as 350 Hudson Street, New York, N.Y.
             ------------------------------------------

Gentlemen:

        Paragraph 8 of the Work Sheet annexed to the Lease provides that Landlord is to supply, as part of its base building installation, the following constant volume air conditioning tonnage ("Landlord's Air Conditioning Equipment") in the Demised Premises:

               Part 5th ---- 45 tons
             Entire 6th ---- 90 tons
             Entire 7th ---- 90 tons
             Entire 8th ---- 90 tons
             Entire 9th ---- 60 tons

        Tenant desires, in lieu of such installation, to install two 60 ton units (which may be of a different manufacturer and a variable air system) on each of the 6th through the 8th floors and one such 60 ton unit on the portion of the 5th and the 9th floors, respectively, of the Demised Premises.

        Landlord is willing to make such installation ("Tenant's Air Conditioning Equipment") in lieu of Landlord's Air Conditioning Equipment on the following terms and conditions:

The Rector, Churchwardens and
   Vestrymen of Trinity Church
   in the City of New York                                                -2-

        1. Landlord shall submit its base building design for Landlord's Air Conditioning Equipment, together with Tenant's design for Tenant's Air Conditioning Equipment (which shall be furnished to Landlord by March 27, 1987) to four contractors, of whom three shall be selected solely by Landlord and one shall be selected by Landlord, after consultation with Tenant. Landlord shall obtain bids from each of such contractors and, in the case of the Landlord's Air Conditioning Equipment, shall select the lowest bid from a contractor reasonably satisfactory to Landlord.

        2. After notice from Landlord as to such bids, Tenant shall, within five days, determine whether it wishes Landlord to install Landlord's Air Conditioning Equipment or to itself install Tenant's Air Conditioning Equipment.

        3. If Tenant chooses to install Tenant's Air Conditioning Equipment, then Landlord will pay to Tenant, upon completion of Tenant's Air Conditioning Equipment, in accordance with the submitted design (and upon receipt of evidence reasonably satisfactory to Landlord that Tenant has paid for or arranged for the payment of all costs related to the Tenant's Air Conditioning Equipment), an amount equal to what Landlord would have paid to the lowest responsible bidder for Landlord's Air Conditioning Equipment and Tenant shall be responsible for
(1) the installation of Tenant's Air Conditioning Equipment, and (2) all service and maintenance of Tenant's Air Conditioning Equipment throughout the term of the Lease, and the Landlord shall have no responsibility for installation or for maintenance during the one year period referred to in the first sentence of Article FORTIETH of the Lease. The Tenant shall also reimburse the Landlord for any increase in the costs incurred by the Landlord and related to the installation of the Tenant's Air Conditioning Equipment over the related costs which the Landlord anticipated incurring in connection with the installation of the Landlord's Air Conditioning Equipment (such as increased costs arising from different electric power requirements or changes in the air conditioning equipment room).

        4. If Tenant chooses to have Landlord install Landlord's Air Conditioning Equipment then the obligations of Landlord and Tenant with respect thereto shall be as set forth in the Lease.

The Rector, Churchwardens and
   Vestrymen of Trinity Church
   in the City of New York                                                -3-

        5. In the event that Tenant chooses to install Tenant's Air Conditioning Equipment, then in determining when any premises are "substantially completed" for the purposes of paragraph (d) of Article FORTY-FIFTH of the Lease and in determining the "Completion Date" referred to in paragraph (c) of Article FORTY-THIRD of the Lease, it is understood that (i) the installation of the Tenant's Air Conditioning Equipment need not have been completed by the Tenant, and (ii) the construction of the air conditioning equipment room and the furnishing of electrical power to the air conditioning equipment need not have been completed by the Landlord.

        Please confirm your agreement to the foregoing by signing below.


                                Very truly yours,

                                DELLA FEMINA TRAVISANO &
                                   PARTNERS, INC.


                                By       /s/ Louise R. McNamee
                                    -----------------------------------
                                               President

Accepted and agreed to:

THE RECTOR, CHURCHWARDENS AND
VESTRYMEN OF TRINITY CHURCH
IN THE CITY OF NEW YORK

By  /s/ Authorized Signatory
   ---------------------------

                    THIS LEASE made this 5th day of March, 1987, between The
LANDLORD Rector, Churchwardens and Vestrymen of Trinity Church in the City of New York, a religious corporation (hereafter referred to as "the Landlord"), having its offices at 74 Trinity Place, Borough of Manhattan City, County and State of New York, and

                    DELLA FEMINA TRAVISANO & PARTNERS, INC.

TENANT (hereinafter referred to as "the Tenant"), a Delaware corporation having its place of business at 625 Madison Avenue, New York, New York,

                                  WITNESSETH:

GRANT               That the Landlord hereby lets and leases to the Tenant, and
PREMISES            the Tenant hereby takes and hires from the Landlord, the
                    following described space: a portion of the 5th floor, the entire 6th, 7th and 8th floors, and a 9th floor addition of approximately 16,678 square feet, all as hatched in red on the diagrams attached hereto and made part hereof and marked
                    Exhibits "A-1", "A-2", "A-3", "A-4", and "A-5" and,
                    commencing as provided in Article FORTY-THIRD hereof, a
                    portion of the 5th floor as hatched in red on the diagram
                    attached hereto and made part hereof and marked Exhibit "B"
                    (such space is hereafter referred to as "the premises") in the building of the Landlord known by street number as 350
                    Hudson Street in the Borough of Manhattan, City, County and
                    State of New York (hereafter referred to as "the building")
                    with the privilege to the Tenant of using the necessary
                    entrances and appurtenances to the premises, reserving to
                    the Landlord all other portions of the building not herein
TERM                specifically demised, for a term to commence, with respect to each floor, as provided in Article FORTY-FIFTH hereof and to expire on the 31st day of December, 2007, at noon,
                    Standard Time (or until such term shall sooner cease and
                    expire or be terminated as hereafter provided), at the rent at the annual rate or rates as follows: $1,959,440 during
RENT                the period from the date on which the payment of the full
                    initial fixed rent commences pursuant to Article FORTY-FIFTH hereof to December 31, 1989; $2,326,835 during the period
                    from January 1, 1990 to December 31, 1994; $2,816,695 during the period from January 1, 1995 to December 31, 2002; and
                    $3,184,090 during the period from January 1, 2003 to
                    December 31, 2007; plus, after January 1, 1998, the amounts provided for in Article FORTY-THIRD hereof payable at the
ADDITIONAL RENT     offices of the Landlord in equal monthly installments equal to 1/12th of the rent at the annual rates as above prescribed for the respective periods in which they are payable, in advance without demand therefor and an installment equal to the amount of the rent payable under this lease for the first month of the term for which rent is payable upon the execution hereof by the Tenant, and thereafter, on the first day of each month during said term, in lawful money of the United States, plus (i) when due or demanded, such items as shall be provided hereafter are payable by the Tenant as additional rent, and (ii) should the Tenant at the commencement of the term of this lese be in default in the payment of rent to the Landlord pursuant to the terms of any prior lease with the Landlord, or with a predecessor in interest of the Landlord, the amount of such arrears, which the Landlord may at is option and without notice thereof to the Tenant, add to any monthly installments of rent due under this lease.

COVENANTS AND            THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND
 CONDITIONS         CONDITIONS, each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed, shall be deemed conditional limitations, as well as covenants and conditions:

USE                      FIRST: The Tenant shall use the premises only for
                    executive and administrative offices in connection with the advertising, direct marketing, public relations and related businesses of the Tenant and its wholly-owned subsidiaries, and for any other use consistent with a first-class office building owned by a church, to which the Landlord may consent, such consent not to be unreasonably withheld.

RENT                     SECOND: (a) the Tenant shall pay the rent and
                    additional rent as provided in this lease.

                         (b) If any installment or installments of rent or additional rent or any service charge shall not be paid within fifteen (15) days following the date on which the same shall be due and payable pursuant to this lease then, in addition to, and without waiving or releasing, any other rights and remedies of the Landlord. The Tenant shall pay to the Landlord a late charge of nine (9%) percent per annum computed (on the basis of a 30 day month) from the date on which each such installment became due and payable to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for Tenant's failure to make prompt payment, and the same may be collected on demand or as additional rent in accordance with the provisions of Article TWENTY-FIFTH of this lease.

                                      (1)

REPAIRS                  THIRD:  (a) The Tenant shall take good care of the
                    premises and the fixtures, appurtenances, equipment and facilities therein and shall make, as and when needed, all repairs in and about the premises required to keep them in good order and condition; such repairs to be equal in quality to the original work, provided that the Tenant shall not be obligated for structural or exterior repairs to the building or for repairs to the systems and facilities of the building for the use or service of tenants generally, other than fixtures, appurtenances, equipment and facilities in the premises belonging to Tenant, except where structural or exterior repairs or repairs to such systems and facilities are made necessary by reason of one or more of the occurrences described below in clauses (i) through (iv) of this Article THIRD (a). Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun, in good faith, the work necessary to make them within five days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or other nature, which are required by reason of damage or injury due (i) subject to the provisions of paragraph (g) of Article SEVENTEENTH to the negligence or the improper acts of the Tenant or its employees, agents, licensees or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises; (iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this Article THIRD shall survive the expiration or other termination of this lease. Except for the repairs which are the Tenant's obligations under the first sentence of this Article THIRD (a), the Landlord will, upon notice of the need therefor, make the repairs required to keep the building and its fixtures, appurtenances, facilities and equipment in good working order.

MACHINERY                (c)  If the Tenant shall install or maintain any
                    business machinery or other apparatus of any description in the premises, the operation of which produces noise or vibration which is transmitted beyond the premises and the Landlord reasonably deems it necessary that the noise or vibration of such machinery or apparatus be diminished, eliminated, prevented or confined to the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and commence to install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or apparatus within fifteen days and thereafter diligently proceed to complete the same. Should Tenant fail to commence to comply with such request within fifteen days and thereafter diligently proceed to complete the same, the Landlord may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.

ALTERATIONS AND          FOURTH:  (a)  The Tenant shall not make any alteration,
 FIXTURES addition or improvement in or upon the premises, nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor, which consent will not be unreasonably withheld. If the Tenant shall desire to make alterations, decorations, additions or improvements to fit out the premises for the Tenant's use which will not adversely affect the structure of the building or the operation of any of the systems or facilities of the building for the use of all tenants or violate the requirements of government hereafter referred to and if the Tenant shall furnish the Landlord with the Tenant's plans and specifications for the proposed alteration, decoration, addition or improvement in sufficient detail to permit the Landlord to determine that the same will comply with the requirements of this subdivision (a), the Landlord's approval will not be unreasonably withheld or delayed. Whenever any alterations, decorations, additions or improvements of the premises are made by the Tenant, the Tenant shall not, knowingly, employ or permit to be employed therein any labor which will cause strikes or labor troubles with other employees in the building employed by the Landlord or its contractors. All alterations, decorations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular requirements of the Landlord expressed in its consent for the making of any such alterations, decorations, additions, and improvements. Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time and in such manner as not to interfere with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord. If requested to do so by the Tenant in connection with the Landlord's approval of any alteration, decoration, addition or improvement, the Landlord will advise the Tenant whether the alteration, decoration, addition or improvement will be required to be removed by the Tenant at the expiration of earlier termination of this lease or may remain upon the premises to become the property of the Landlord. If no such advice is given by the Landlord, the provision of subdivision (b) of this Article shall apply. Notwithstanding the requirements of the first two sentences of this Article FOURTH (a), the Tenant shall not be required to obtain the Landlord's consent or to submit plans and specifications if the proposed alteration, decoration, addition or improvement (i) involves an estimated cost of less than $25,000 and (ii) will not in any way affect the structure of the building or the operation of any of the systems or facilities of the building; provided,
                                                                      ---------
                    however, that within 60 days following the completion of
                    --------
                    the alteration, decoration, addition or improvement the Tenant shall furnish to the Landlord a copy of the final "as built" plans and specifications therefor.

See Article              (b)  All alterations, additions or improvements, which
 FOURTH (b)         may be made or installed in or upon the premises (whether
 (continued) on     made during or prior to the term of this lease or during the
 the Rider          term of any prior lease of the premises by the Landlord, the
 attached hereto    Tenant or any previous tenant), except the furniture and
 and made a part    trade fixtures of the Tenant, shall be conclusively deemed
 of this lease.     to be part of the freehold and the property of the Landlord, and shall remain upon the premises, and upon any termination of this Lease, be surrendered therewith as a part thereof, unless the Landlord shall, prior to the expiration of the term, notify the Tenant that the same shall be removed, in which event, the Tenant shall remove the same at its own costs and expense at or prior to the expiration of the term and shall restore and repair, at its own cost and expense, any damage or disfigurement of the premises occasioned by such removal or remaining after such removal so as to leave the premises in as good order and condition as they were at the time of the making of this lease or, the Landlord at its option, may make such restoration and repair and the Tenant will pay the cost thereof upon demand. If any furniture or trade fixtures and other personal property of the Tenant shall not be removed at the expiration or any other termination of this lease, they shall, at the Landlord's option, be deemed to have been irrevocably abandoned to the Landlord, and the Tenant shall have no further right, title or interest therein, and the Landlord may remove the same from the premises, disposing of them in any way when the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the premises above provided. The Tenant's obligations under this subdivision (b) of this Article FOURTH shall survive the expiration of this lease.

See Article              (c)  The Landlord may at any time during the term of
 FOURTH (c)         this lese, change the arrangement or location of the
 (continued) on     entrances or passageways, doors and doorways, and the
 the Rider          corridors, elevators,  stairs, toilets or other parts of
 attached hereto    the building used by the public or in common by the Tenant
 and made a part    and other tenants (including, without limitation, the
 of this lease.     conversion of elevators from a manually operated to an
                    automatic self-service basis), and may alter the staffing of the building and the scale and manner of the operation thereof, provided that the services to which the Tenant is entitled as specified in this lease are not diminished and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation.

COMPLIANCE WITH          FIFTH:  The Tenant shall promptly comply, at the
 GOVERNMENTAL       Tenant's own expense, with all future laws, ordinances,
 RULES AND          regulations and requirements of the City, State and Federal
 REGULATIONS        Governments, and all subdivisions and agencies thereof,
see Article FIFTH   and of the New York Fire Insurance Exchange, the New York
 (continued) on     Board of Fire Underwriters, and of any fire insurance
 the Rider          rating organization, and of all other departments, bureaus,
 attached hereto    officials, boards and commissions with regard to the
 and made a part    premises, or the use thereof by the Tenant, provided that
 of this lease.     the Tenant shall not be required to make alterations or
                    additions to the premises, except where the same are required by reason of the nature of the Tenant's use of the premises, the manner in which its business is earned on in the premises or a failure on the part of the Tenant to conform to the provisions of this lease. The Tenant will not permit the maintenance of any nuisance upon the premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building after notice thereof from the Landlord, if any such future law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may, at its option, enter upon the premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option, pay such fine or penalty, which the Tenant agrees to repay to the Landlord, with interest from the date of payment, as additional rent.

COMPLIANCE WITH          SIXTH:  The Tenant and the Tenant's employees, and
 LAND-LORD'S RULES  any other persons subject to the control of the Tenant, shall well and faithfully observe all the reasonable rules and regulations annexed hereto, and also any and all reasonable rules and regulations affecting the premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery, quantities of supplies and other things, and regulate which elevator and entrance shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its reasonable judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein.

LANDLORD'S ACCESS        NINTH:  (a)  The Tenant shall, without in any way
 TO THE PREMISES    affecting the Tenant's obligations hereunder, and without
See Article NINTH   constituting any eviction, permit the Landlord and its
 (a) (rewritten)    agents:  (i) at all reasonable hours, to enter the premises
 on the Rider       and have access thereto, for the purpose of inspecting or
 attached hereto    examining them and to show them to other persons; (ii) to
 and made a part    enter the premises to make repairs and alterations, and
 of this lease.     to do any work on the premises and any work in connection
                    with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor; and (iii) during the six months preceding the termination hereof, to place and maintain thereon the usual "for rent" notices. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the premises. In the exercise of the rights of the Landlord reserved under clause (ii) or under the next preceding sentence of this subdivision (a) of Article NINTH the Landlord will do so in a manner which minimizes the interference with the Tenant's use of the premises so far as practicable and where ducts, pipes or conduits are to be erected through the premises will locate them along walls or ceilings wherever possible.

                         (b) In the event that the premises shall become substantially vacated before the expiration of this lease, or in the event the Tenant shall be removed by summary proceedings, or in the event that, during the last month of the term, the Tenant shall have removed all or substantially all of the Tenant's property therefrom, the Landlord may immediately enter into and upon said premises for the purpose of decorating, renovating or otherwise preparing same for a new tenant, without thereby causing any abatement of rent or liability on the Landlord's part for other compensation, and such acts shall have no effect upon this lease. (c) If the Tenant or an officer or authorized employee of the Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may enter the same by a master key, or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease, and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.

ELECTRIC CURRENT         (b) Should the Landlord at any time, be prevented from
See Article TENTH   furnishing the foregoing service due to a change of rate or
 (a) (rewritten)    a regulation of the Public Service Commission or due to any
 on the Rider       rate or regulation of the public utility corporation serving
 attached hereto    the building, or if the Landlord for any other reason
 and made a part    determines to discontinue the service, the Landlord may do
 of this lease.     so, and will give the Tenant not less than ninety (90) days'
                    notice of the date on which the service will be discontinued. Beginning with the date on which such service by the Landlord is discontinued, the Tenant shall purchase its requirements for electric current from the public utility serving the area directly. The Landlord shall permit the Landlord's wires and conduits, to the extent to which they are safely available for such use and the extent to which they may be so used under any applicable regulations
                    (including those of such public utility) to be used for the purpose. Should any additional or other wiring, conduits, meters or distribution equipment be required in order to permit the Tenant to receive such direct service, the same will be installed by the Landlord at the sole cost and expense of the Tenant in respect to the wiring, conduits, meters and distribution equipment.

CONDEMNATION

See Article
 ELEVENTH
 (rewritten) on
 the Rider
 attached hereto
 and made a part
 of this lease.

MECHANIC'S LIENS         TWELFTH:  The Tenant will not permit, during the term
                    hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to attach to or affect the premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Landlord herein, or the building. The Tenant's obligation to keep the premises in repair, and its right to make alterations therein, if any, shall not be construed as the consent of the Landlord to the furnishing of any such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act or to make any contract which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Landlord in the premises or upon the land or buildings of which they are a part or the improvements now erected or hereafter to be erected upon the premises or the land or building of which the premises are a part; and if any such mechanic's or other lien or order shall be filed against the premises or the land or building of which the premises are a part, the Tenant shall, within sixty (60) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within sixty (60) days after the filing thereof, the Landlord may pay the amount of such lien or discharge the same by deposit or by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses incurred by the Landlord, including all attorneys' fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent. The Landlord shall remove and cure all liens, judgments and encumbrances caused by or resulting from the Landlord's own construction or installations.

SUBORDINATION            THIRTEENTH:  This lease, and all the rights of the
                    Tenant hereunder, are and shall be subject and subordinate to any and all mortgages now or hereafter liens either in whole or in part on the building, or the land on which it stands, and also to any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with any mortgage or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the building and such land and any such other land or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all underlying leases on record, or hereafter to be recorded, against the building or the land on which it stands, and any extensions, renewals or modifications thereof. The Tenant hereby constitutes and irrevocably appoints the Landlord the Tenant's attorney in fact to execute any instrument or certificate evidencing such subordination for and on behalf of the Tenant, provided that, as a condition to such subordination, with respect to any such mortgage or any such underlying lease, the Landlord shall obtain from the holder of such mortgage or the lessor of the underlying lease, as the case may be, an agreement substantially to the effect that, so long as the Tenant shall not be in default under this lease, the holder of the mortgage or lessor of the underlying lease will not disturb the possession of the Tenant under this lease nor terminate this lease in any proceeding to foreclose any such mortgage or to dispossess the Landlord as tenant of any such underlying lease. In the event that the mortgagee shall succeed to the rights or the Landlord herein named, or if any landlord of any underlying lease shall succeed to the position of the Landlord under this lease, then the Tenant will recognize such successor landlord as the Landlord of this lease and pay the rent and attorn to and perform the provisions of this lease for the benefit of any such successor landlord. Landlord represents and warrants that there are no presently existing mortgages or underlying leases with respect to the building.

LIQUORS                  SIXTEENTH:  Neither the Tenant nor any occupant of the
See Article         premises or of any part thereof, shall at any time during
 SIXTEENTH          the continuance of the term, sell, traffic in, expose for
 (continued) on     sale, dispense or give away, upon any part of the premises,
 the Rider          any strong or spiritous liquor, wine, ale or beer, or take
 attached hereto    or have a license for such sale.
 and made a part
 of this lease.

FIRE AND FIRE
 INSURANCE
See Article
 SEVENTEENTH (a)
 through (e)
 (rewritten) on
 the Rider
 attached hereto
 and made a part
 of this lease.
                         (f) To the extent practical, the Tenant shall conduct its business and use the premises in such a manner as shall make and keep the rate of insurance upon the entire building as low as such rate can be made and kept, and so as not to increase the rate of insurance applicable to the property of other tenants, and the Tenant shall install and maintain all its furniture, fixtures, equipment, stocks and materials in such a manner as to accomplish the foregoing purposes. The Tenant further agrees not to permit any act to be done or anything brought into or kept upon the premises which will void or avoid the insurer's liability under any contract of fire insurance on the building or its contents. Should the fire insurance rate on the building be increased beyond the present rate, by reason of the Tenant's occupancy or conduct of its business in any manner other than as is customary in the advertising, direct marketing or public relations business, or the Tenant's failure to comply with the terms hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of such insurance, or, at the option of the Landlord, the same may be added to any installment of rent and be payable as additional rent. The schedule of the makeup of a rate issued by an authorized rating organization shall be conclusive evidence of the facts therein stated and of the items in the rate applicable to the premises.

                         (g) The Landlord, as to the premises, and the Tenant, as to the improvements made therein at the Tenant's expense and all of the Tenant's stock, trade fixtures and other property in the premises, hereby release one another from all liability for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance. This release is conditioned upon the inclusion in their respective policies of insurance of a provision stating that such release shall not adversely affect said policies or prejudice any right of the insured to recover hereunder. The Landlord and Tenant agree that their respective insurance policies will include the aforesaid provision so long as the same is obtainable without extra cost or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost. If extra cost shall be chargeable therefor the party so affected shall advise the other thereof of the amount of the extra cost and the other party at its election may pay the same or decline to so pay in which event the release from liability given to said party by this Article SEVENTEENTH (g) shall be deemed to be withdrawn and of no force and effect.
CHANGE IN USE OF
 PREMISES,
 SUBLETTING AND
 ASSIGNMENT
See Article
 EIGHTEENTH
 (Re-written) on
 the Rider
 attached hereto
 and made part of
 this lease.

WAIVER AND               NINETEENTH:  No consent or waiver of any provision
 SURRENDER;         hereof or acceptance of any surrender shall be implied
 REMEDIES           from any act or forbearance by the Landlord.  No agreement
 CUMULATIVE         purporting to accept a surrender of this lease, or to
                    modify, alter, amend or waive any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant, and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance for which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement on any check, nor any letter accompanying any such payment of rent be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent and to institute summary proceedings therefor. The receipt by the Landlord of any rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may thereafter become due under this lease, or of the right to forfeit this lease by such remedies as may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not estop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. In the event of any continuing or threatened breach by the Tenant, the Landlord shall have the right of injunction. The various rights, remedies, powers and elections of the Landlord, as provided in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers or elections as are now or may hereafter be conferred upon the Landlord by law.

LIMITATION OF            TWENTY-FIRST:  (a)  The Tenant shall make no claim
 LANDLORD'S         upon the Landlord for abatement of rent, constructive
 LIABILITY          eviction, rescission, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the
                    Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the
                    management of the premises or the real property of which the demised premises are a part, for or on account of any
                    annoyance, inconvenience, interference with business, or
                    other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service,
                    heating plant, sprinkler system, gas, water, sewer or stream supply, plumbing, machinery, electric equipment or other
                    appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or
                    curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any
                    such cause or any other cause beyond the Landlord's control;
                    (ii) any work of repair, alteration or replacement done by or on behalf of the Landlord or the Tenant, pursuant to the provisions of this lease; (iii) any water, rain, snow,
                    steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to the premises; (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other
                    easements or incorporeal hereditaments; (vii) any latent
                    defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been
                    notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public
                    authority hereafter in force; and (ix) any act or omission of any other occupant of the building or other person
                    temporarily therein; provided, however, that, with respect to any of the matters in clauses (i), (ii), (iii), (iv),
                    (v), and (vii) the landlord will use reasonable efforts to remove or remedy the same if the condition is caused by the
                    Landlord's negligence and the Tenant gives the Landlord
                    notice of the condition, and if the Landlord fails to
                    commence its reasonable efforts to remove or remedy the
                    condition within 30 days after notice from the Tenant and
                    thereafter diligently pursue the same to completion, the
                    Tenant shall be entitled to an appropriate abatement of rent until the condition is removed. The Tenant will not hold the
                    Landlord liable for any loss or theft of, or damage to, any property in the premises done or caused by any employee,
                    servant, or agent of the Landlord who is invited into the
                    premises by the Tenant, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, which is not enclosed within the
                    premises or of any property left with any employee of the
                    Landlord, notwithstanding such theft, loss or damage may
                    occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in
                    entering the premises at the invitation of the Tenant or
                    accepting custody of property shall be then deemed agent of the Tenant or other person at whose instance he may be
                    acting, and not agent of the Landlord. Employees are not
                    permitted to receive or accept packages or property for
                    account of Tenants. Storerooms or storage space for personal property (if provided) are provided gratuitously by the
                    Landlord, and the use of same shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any
                    loss of or damage to person or property therein or thereby.
                    Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other
                    than the building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limit the
                    Landlord's rights to build upon or otherwise use said other real property in such manner as the Landlord may see fit.
                    The Tenant shall make no claim upon the Landlord for
                    abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the
                    Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant.

                    (b) Any right and authority reserved by and granted to the Landlord under this lease, to enter upon and make repairs in the premises shall not be taken as obligating the Landlord to inspect and to repair the premises and the Landlord hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the premises, except as herein specifically provided.

INDEMNITY                TWENTY-SECOND: The Tenant hereby indemnifies and agrees
BY TENANT           forever to save harmless the Landlord against any and all
                    liabilities, penalties, claims, damages, expenses (including attorneys' and counsel fees) or judgments, rising from injury to person or property of any kind, occasioned wholly or in part by the Tenant's failure to perform or abide by any of the covenants of this lease or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the premises or any part of the building.

NOTICES                  TWENTY-THIRD:  Any  notice which is to be given by
                    either party to the other pursuant to this lease shall be in writing and shall be given as follows: (a) if such notice is to be given by the Landlord to the Tenant, such notice may be given personally or by registered or certified mail in the following manner: (i) notice may be given personally, by delivering the same to the Tenant or, if the Tenant be a corporation or partnership, to any officer of such corporation or member of the partnership, at the premises or at any other place; or (ii) notice may also be given personally at the premises by delivering the same to the Tenant or any officer or partner of the Tenant; or (iii) notice may also be given by registered or certified mail, by depositing the notice, enclosed in an envelope addressed to the Tenant at its address given in this lease or at the premises, in any United States Post Office, postage and registry or certification fees prepaid; (b) if such notice is to be given by the Tenant to the landlord, the notice shall be given by registered or certified mail, by depositing the notice, enclosed in an envelope addressed to the Landlord at 74 Trinity Place, New York, N.Y., or at such other place as the Landlord shall hereafter designate in writing, in any United States Post Office, postage and registry or certification fees prepaid. Any notice shall be deemed to have been given three days after the date when the same is delivered as above provided or, if given by mail, on the date when it is deposited as above provided in the United States Post Office.

INSOLVENCY               TWENTY-FOURTH:  If, at any time after the execution
                    and delivery of this lease, the Tenant shall be adjudicated a bankrupt, or if the Tenant shall make any assignment for the benefit of creditors, or attempt to take the benefit of any insolvency law, or if a petition or answer to reorganize the Tenant shall be approved by any court or judge, or if a petition or answer for a composition or extension shall be filed by the Tenant, or if a receiver or trustee shall be appointed for the Tenant's property and the Tenant does not discharge the same within 90 days, or if the Tenant's interest in this lease shall be attached or levied upon and the Tenant does not discharge the same within 90 days or shall devolve upon or pass to any party other than the Tenant (whether such event occur prior or subsequent to the commencement of the term or Tenant's entry into possession) such event shall be conclusively deemed a default hereunder, and the Landlord shall have the right to terminate this lease in the manner hereinafter provided, as if such event were a breach by the Tenant of one of the covenants of this lease. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any statute or of any order of any court, shall not be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease by virtue of any rule of law or statute, said Landlord make keep and retain, to the extent necessary to mitigate damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf of the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of this lease, to an amount equal to the difference between the rental value (which shall reflect deductions for all expenses which the Landlord shall have incurred by reason of the Tenant's default and costs of reletting the premises, including legal expenses, brokerage commissions, rent concessions and the costs of reasonable repairs, redecorating and alterations) of the remainder of the term at the time of termination and the actual rent reserved, both discounted to present worth at the rate of four per cent (4%) per annum. If at any time within a reasonable period following the date of the termination of the lease, as aforesaid, the premises should be re-rented by the Landlord, the rent realized by any re-letting shall be deemed prima facie to be the rental value. In the event of the occurrence of any of the above-mentioned events of default occasioned solely through the invocation by the Tenant or by third parties of the laws of the State of New York, judicial or statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount of rent reserved for the remainder of the lease, and the same shall forthwith become due and payable to the Landlord. Nothing herein provided shall be deemed to prevent or restrict the Landlord from proving and receiving as liquidated damages herein the maximum permitted by any rule of law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above. The Landlord shall use reasonable commercial efforts in the reasonable judgment of the Landlord to relet the premises or any part or parts thereof for the balance of the term.


REMEDIES OF THE          TWENTY-FIFTH: (a) If the Tenant shall default in the
LANDLORD ON         full and due performance of any covenant of this lease,
DEFAULT;            the Landlord shall have the right, upon thirty (30) days'
PERFORMANCE BY      notice to the Tenant (unless a shorter period of notice or
THE LANDLORD        provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workmen employed by the Landlord shall be deemed the agents of the Tenant and any reasonable payment made, and reasonable expenses incurred, by the Landlord in this connection, shall forthwith become due and payable by the Tenant to the Landlord. If the Landlord is compelled to incur any expenses, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by the Landlord with all interest, costs and damages, shall be deemed immediately due to the Landlord upon demand. Any and all sums payable by the Tenant to the Landlord shall bear interest at the rate of six per centum 96%) per annum from the due date to the date of actual payment, and any and all such sums (except the rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved.

PERFORMANCE BY           (b)  In the event that under the provisions of this
THE LANDLORD NOT    lease the Landlord shall have the privilege of performing
AN EXCLUSIVE        any covenant in respect of which the Tenant may be in
REMEDY              default and of recovering the expenses so involved from the
                    Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default, if material, as a breach of a substantial obligation of this lease and shall have all the other remedies in respect thereof provided in this or any other Article of this lease .

DISPOSSESS               (c)  If the Tenant shall violate or default in the full
TERMINATION OF      and due performance of any covenant, provision or condition
LEASE               of this lease (other than the covenant to pay the rent or
                    any additional rent), or any covenant, provision or condition of any other lease under which the Tenant is a tenant in the building, or if any of the events specified in the Article of this lease numbered TWENTY-FOURTH and headed
                    "Insolvency" shall occur, or if the conduct of the Tenant or any occupant of the premises shall reasonable be deemed objectionable by he Landlord or the Landlord's managing agent, the Landlord will give to the Tenant thirty days notice of such violation, default or misconduct and five days' notice for any default in the Tenant's covenant to pay rent or additional rent. In the event that (i) the Tenant shall default in the payment of the rent or of any additional rent beyond five days after notice of such default, or (ii) if the premises shall be vacated, abandoned or deserted, or (iii) in the event that the Tenant, after notice thereof as above provided, shall fail to stop any violation or fully cure or remedy any default or terminate any misconduct under this lease (or in the event that the default is of a nature such that the steps required to cure or remedy the same fully cannot reasonably be completed within thirty days, then if the Tenant shall not have commenced and have diligently and continuously prosecuted the steps necessary to cure or remedy such default) the Landlord may give to the Tenant ten (10) days' notice of its intention to terminate this lease, and, in such event, on the tenth day following and giving of such notice this lease and the term hereby granted shall terminate and expire as fully and completely as if that day were the date herein expressly fixed for the expiration of the term, and the Tenant shall thereupon quit and surrender the premises into the possession of the Landlord, but the Tenant shall nevertheless remain liable for deficiency in future rent and for any other defaults hereunder, as hereinafter provided.
                    If the Tenant shall default in the payment of the rent, or any additional rent herein mentioned, or of any part of either, or if this lease shall be terminated by the notice last above provided for, the Landlord may immediately, or at any time thereafter, re-enter the premises and remove all persons and property therefrom, either by summary dispossess proceeding, or by any suitable action or proceeding at law, or by force, or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy the premises, together with all additions, alterations, installations and improvements, and no entry by the Landlord shall be deemed an acceptance of surrender.
                    Upon any such re-entry, the Landlord may re-let the premises or any part or parts thereof, and for such term or terms as to the Landlord may seem wise, even though the same extend beyond the date herein expressly fixed for the expiration of the term. Any such re-letting shall, at the Landlord's option, be either for the Landlord's own account, or as the agent for the Tenant. If the Landlord shall re-let as the agent of the Tenant, the Landlord shall receive the rents and apply the same, first, to the payment of all reasonable expenses which the Landlord shall have incurred by reason of the Tenant's default and in connection with such re-entry and re-letting, including, but not by way of limitation, legal expenses, brokers' commissions, and the cost of reasonable repairs, redecorations and alterations, and, secondly, to the fulfillment of the covenants of the Tenant herein contained, and the surplus, if any, existing at the date herein expressly fixed for the expiration of the term, shall be paid to the Tenant in repayment of any payment made by the Tenant to the Landlord in satisfaction of its obligations under this paragraph (c), but the Tenant shall be entitled to no such payment until said date. So long as the premises, or any part thereof, shall not be re-let, or shall be re-let by the Landlord as the agent of the Tenant, the Tenant shall remain liable for the full and due performance of all the covenants of this lease, and the Tenant hereby agrees to pay to the Landlord, as damages for any default hereunder, until the date herein expressly fixed for the expiration of the term, the equivalent of the amount of all the rent and additional rent reserved herein, less the net avails of re-letting, as hereinbefore defined, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of the said rent days the Tenant shall pay to the Landlord the amount of deficiency then existing, and shall not be entitled to withhold any such payment until the date herein expressly fixed for the expiration of the term.
                    The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease for default of the Tenant, and the granting by the Landlord of a new lease of the premises to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events.

                         The Tenant hereby expressly waives (i) any and all
                    right to regain possession of said premises or to reinstate or redeem this lease as provided by the Real Property Actions & Proceedings Law, (and as said law may be amended) or any such right which is or may be given by any other statute, law or decision now or hereafter in force; (ii) any and all rights of redemption and all other rights to regain possession on to reinstate this lease (in case the Tenant shall be dispossessed or ejected by, or pursuant to judgment, order, execution or warrant of any court or judge). Except as provided in Section 259-c of the Real Property Law with respect to an action for personal injury or property damage between the parties hereto, the Tenant waives and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and it is hereby agreed the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent or other breach of covenant or condition, the Tenant hereby agrees not to interpose any counterclaim of whatever nature or description in any such action or proceeding. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

SURRENDER                TWENTY-SIXTH: Upon the expiration of the term of this
AT                  lease, the Tenant shall quit and surrender the demised
EXPIRATION          premises, together with any fixtures, equipment or
                    appurtenances installed in the premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of Article FOURTH hereof, to the Landlord, broom clean, in good order and condition, ordinary wear excepted. If the last day of the term of this lease falls on Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this lease.

QUIET ENJOYMENT          TWENTY-SEVENTH: The Landlord covenants that, if the
                    Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject however to ground leases, underlying leases and mortgages as hereinbefore described. If the Landlord shall hereafter sell, exchange or lease the entire building or the land and the building wherein the premises are located, subject to this lease, or, being the lease thereof, shall assign its lease, the grantee, lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above named Landlord from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership, for breach of the covenant of quite enjoyment, or otherwise.

TENANT'S DEPOSIT         TWENTY-EIGHTH: The Tenant has deposited with the
                    Landlord and shall keep in effect a letter of credit in form satisfactory to the Landlord in the drawable amount of FIVE HUNDRED SEVENTY FIVE THOUSAND Dollars ($575,000) to secure the faithful performance by the Tenant of all the terms, conditions, covenants and agreements of this lease, and to make good to the Landlord any damage which it may sustain by reason of any act or omission of the Tenant. If the Tenant shall at any time be in default with respect to any payment of rent or of additional rent or of any other payment due from the Tenant to the Landlord under this lease, of if the Landlord shall be damaged by any act or omission of the Tenant the Landlord may, at its option, after notice to the Tenant and the expiration of any grace periods apply such portion of said deposit as may be adequate to cure such default or to make good such damage, including, but not by way of limitation, interest, costs, fees and other expenses, paid or incurred by the Landlord, and thereafter such portion so applied shall be free from any claim by the Tenant for its return. If the Landlord shall re-enter, pursuant to the provisions of this lease (other than in the event of insolvency in which event the provisions of Article TWENTY-FOURTH of the lease shall apply), and shall re-let the premises for its own account, the entire said deposit shall immediately be and become the absolute property of the Landlord, as fixed, liquidated and agreed damages, and not as a penalty, in being impossible in such event to ascertain the exact amount of the damage which the Landlord may thus sustain, but unless the Landlord shall so re-let the premises for its own account, the Landlord shall continue to hold the said deposit, as security for the performance of the Tenant's obligations, until the date herein expressly fixed for the expiration of the term, and apply the same from time to time to the unpaid obligations of the Tenant, under the same terms and conditions as if the said lease were still in full force and effect. No termination of this lease or re-entry by the Landlord for default of the Tenant shall entitle the Tenant to the return of any part of said deposit, nor shall the retention of such deposit, after such re-entry, impair or otherwise affect the Tenant's liability to the Landlord during the balance of the term originally provided for. If, at any time, the said deposit shall be diminished, by reason of the Landlord's having applied any part thereof in accordance with the provisions of this paragraph, the Tenant shall pay over to the Landlord, upon demand, the equivalent of such decrease, to be added to said deposit and to be held and applied in accordance with the provisions of this paragraph.

ELEVATORS, HEAT,         TWENTY-NINTH: The Landlord shall furnish the cleaning
CLEANING            services identified on the schedule attached hereto and made
See Article         a part hereof and marked Schedule A, such cleaning to be
TWENTY-NINTH        done after five-thirty p.m. and prior to eight a.m. The
(continued) on      Landlord shall restore such suspended service within a
the Rider           reasonable time, making due allowance for labor troubles,
attached hereto     acts of God, or any cause beyond the Landlord's control.
and made a part     Should the Tenant be in default in the payment of any rent
of this lease.      hereunder, the Landlord may, upon not less than three days'
                    notice, and without diminution of the liability of the Tenant hereunder, and without constituting a constructive eviction, suspend such services.

WATER                    THIRTIETH: The Landlord shall furnish hot and cold
                    water for ordinary lavatory use so long as the premises are used only for office use. The Tenant will, at its own expense, heat the cold water supplied by the Landlord in order to furnish hot water for lavatory or office uses. In the event that the Tenant shall use water for any unusual purpose or any purpose other than usual lavatory purposes, the Tenant shall, at its own expense, install a meter or meters for the measurement of the quantity of water thus consumed and keep the same in good working order and the Tenant will pay for the water so shown to have been used. All payment for water shall be due when billed to the Tenant. In the event that the Tenant defaults in the payment for any water, the amount not paid shall forthwith be payable as additional rent and the Landlord may also, without incurring any liability or disability thereby or constituting a constructive eviction, discontinue the Tenant's supply of water.

WORK TO BE DONE          THIRTY-SECOND: The Landlord shall not be required to
BY LANDLORD         furnish any work or materials to the premises, except as
                    expressly provided in the memorandum of repairs or decorations to be done by the Landlord attached to this lease. In case the Landlord is prevented from making any repairs, improvements, decorations or alterations, installing any fixtures or articles of equipment, furnishing any services or performing any other covenant herein contained to be performed on the Landlord's part, due to the Landlord's inability to obtain, or difficulty in obtaining, labor or materials necessary therefor, or due to any governmental rules and regulations relating to the priority of national defense requirements, or due to labor troubles, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom.

TRADING WITH THE         THIRTY-FOURTH: The Tenant represents and warrants that
ENEMY the Tenant is not disqualified under the Trading with the Enemy Act or any other similar legislation or under the rules and regulations of any governmental department or authority, from acquiring, owning and holding any interest in real property. The breach by the Tenant of this condition shall be deemed a default within the meaning of Article TWENTY-FIFTH of this lease.

MARGINAL NOTES           THIRTY-FIFTH: The marginal headings or titles of the
                    various Articles or paragraphs of this lease are for reference and index purposes only, and none of them shall be taken into consideration or given any effect whatever in determining the meaning or scope of the paragraph to which any of them applies. The use of any pronoun referring to either of the parties of this lease shall be construed to include any or no gender and any number.


                             Rules and Regulations

          1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals or of any other board or body having or asserting jurisdiction;

          3. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee which shall not be unreasonably withheld or delayed;

          4. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto be given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

          6. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part, shall be used only for the purposes for which they were constructed;

          7. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. The Landlord may remove any sign or signs or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense, whenever the said painting, repairs, alterations or improvements shall have been completed;

          8. No advertising which, in the reasonable opinion of the Landlord, tends to impair the reputation of the building or its desirability as an office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue such advertising;

          9. Awnings, antennae, aerials, ventilating and air-conditioning apparatus or other projections from the windows or outside walls of the demised premises shall not be erected or installed. All air-conditioning apparatus installed in windows shall be so arranged that condensate does not drain on the outside of the building wall or into the street;

          10. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered. In the event of any such encumbrance or obstruction, the Landlord may remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant;

          11. No part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with Article FOURTH of this lease shall include the removal of all linoleum, lining and adhesive material;

          12. No part of the demised premises shall be used in a manner which in the reasonable judgment of the Landlord, might cause structural injury to the building or its equipment;

          13. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

          14. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as to distribute their weight;

          15. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

          16. Where freight elevators are provided by the building and are in operation, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

          17. Any one doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

          18. No peddling, soliciting and canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

          19. The Landlord may reasonably prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or received is the property of the Tenant. Removals or deliveries of safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be reasonably acceptable to the Landlord, and the Landlord may require any further reasonable assurances or agreements or indemnity from the Tenant and the movers to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part;

          20. The Tenant shall not permit its servants, employees, agents, visitors or licensees, at any time to bring or keep upon the premises any inflammable, combustible, corrosive or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

          22. The Tenant shall not use any other method of heating than that supplied by the Landlord, except as set forth in this lease;

          23. No drilling in floors, walls or ceilings shall be done except in compliance with Article FOURTH of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

          24. No vending machine shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine, which authorization shall not be unreasonably withheld or delayed. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees. This rule shall not be deemed to require the Landlord's consent to or written authorization of (i) the operation of a cafeteria by the Tenant or by a caterer satisfactory to the landlord for use by the Tenant's employees and invitees, or (ii) [not legible] suppliers of vending
                                              -----------
machines which have been specifically authorized by the Landlord.

                                     RIDER
                                     -----

          attached to and made part of Lease, dated March 5, 1987 between THE RECTOR, CHURCHWARDENS AND VESTRYMEN OF TRINITY OF TRINITY CHURCH IN THE CITY OF NEW YORK, as Landlord, and DELLA FEMINA TRAVISANO & PARTNERS, INC., as Tenant.

-----------------------------------------------------------------------------

          FOURTH (b) (continued): Notwithstanding the foregoing, the Tenant shall not be required to remove or restore any alterations, decorations, additions or improvements unless the same relate to structural changes to the premises, including, but not limited to, stairwells or other vertical penetrations through floors and exterior walls.

          FOURTH (c) (continued): The Landlord shall not change the name, street number or designation by which the building is commonly known. Provided that the Tenant occupies at least 60,000 square feet of space in the building (excluding from any such calculation any space occupied by the Tenant's sublessees and assignees but including space occupied by the Tenant's Affiliates (as hereinafter defined)), the Tenant originally named in this lease (but not the Tenant's successor by assignment) shall have the right to require the Landlord to affix a sign bearing the Tenant's name or the name of one of the Tenant's Affiliates to the building and the Landlord shall thereafter promptly affix such a sign to the building at the Tenant's expense. In the event that the square footage occupied by the Tenant and its Affiliates shall be reduced below 60,000 square feet, but subsequently shall once again increase to at least 60,000 square feet, the Tenant shall once again have the right to require Landlord to affix a sign bearing Tenant's name or the name of one of the Tenant's

Affiliates. The design, style and proposed location of any such sign are to be substantially as set forth in Exhibit C hereto. In case the Landlord shall deem it necessary to remove any such sign in order to paint or make any other repairs, alterations, or improvements in or upon the building, or any part thereof, it shall have the right to do so, providing it causes the same to be removed and promptly replaced at its expense. In the event that the Tenant or the Tenant's Affiliate then designated by such sign changes its name from time to time, the Tenant may request that the Landlord change the sign to reflect the Tenant's or the Tenant's Affiliate's then current name, and the Landlord shall thereafter promptly change the sign at the Tenant's expense. As long as a sign with the name of the Tenant originally named in this lease or such Tenant's Affiliates is affixed to the building in accordance with this paragraph, the Landlord will not install, and will not permit any other tenant in the building, to install (i) any other sign on the building of comparable size and prominence, provided that the foregoing shall not limit the signage directly above any retail store or restaurant located on the ground floor; (ii) a sign for a retail tenant on the exterior walls of the building which are angled away from the main entrance to the building greater than fifty percent of the size of the Tenant's sign; or (iii) a sign bearing the name of any office or loft tenant which exceeds fifty percent of the size of the Tenant's sign.

          FIFTH (continued): If, at any time during the term of this lease, the Landlord expends any sums for capital improvements to the common areas of the building, or for the benefit of all demised space therein, which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof (but excluding those capital improvements necessitated by other tenants' specific uses of their premises in the building), the Tenant shall pay to the Landlord, as additional rent, Tenant's Proportionate Share of such cost payable as follows: the Tenant shall pay to the Landlord, as additional rent, during each calendar year (or pro rata for a portion of a calendar year falling within the term) which occurs during the term of this lease, Tenant's Proportionate Share of a sum equal to the cost of such capital alteration or improvement amortized on a straight-line basis over the reasonable life of such capital alteration or improvement. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and all filing fees in connection with the Landlord's improvements.

          NINTH (a) (rewritten): The Landlord or the Landlord's agent shall have the right, upon request made at least 24 hours prior thereto (except in an emergency to make repairs pursuant to clause (ii) hereof) to enter and/or pass through the premises or any part thereof, at reasonable times during reasonable hours, (i) to examine the premises and to show them to the fee owners, lessors of superior leases, holders of superior mortgages, or prospective purchasers, mortgagees or lessees of the building as an entirety, and (ii) for the purposes of making such repairs or changes in or to the premises or in or its facilities, as may be provided for by this Lease or as may be mutually agreed upon by the parties or as the Landlord may be required to make by law or in order to repair and maintain said structure or its fixtures or facilities. The Landlord shall be allowed to take all materials into and upon the premises that may be required for such repairs, repainting or maintenance, without liability to Tenant, but the Landlord shall not unreasonably interfere with Tenant's use and quiet enjoyment of the premises. The provisions of this paragraph (a) of Article NINTH shall not be deemed applicable to the construction of any new floors to be added to the building pursuant to paragraph (d) or Article THIRTY-SEVENTH hereof. The Landlord shall also have the right, without prior notice, to enter on and/or pass through the premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency.

          (b) The Tenant shall permit the Landlord to install, use, replace and maintain pipes, ducts and conduits within the premises, provided such usage shall not materially decrease the usable area of the premises or interfere with the Tenant's use thereof. The Landlord shall install any such pipes, ducts or conduits in the most unobstructive and least offensive manner practical and will endeavor to encase such pipes, ducts or conduits in a manner consistent with the decor of the premises and, to the extent practicable, locate them behind the walls or above the ceiling.

          (c) During the period of six months prior to the Expiration Date, the Landlord may, upon reasonable prior notice to Tenant, exhibit the premises to prospective tenants.

          (d) The Landlord reserves the right to make such changes in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways thereof, as it may deem necessary or desirable; provided, however, that such changes do not unreasonably restrict the Tenant's access to the premises or materially interfere with the Tenant's signage. The Landlord agrees that notwithstanding the foregoing, the main entrance to the building will remain on Hudson Street and the size of the lobby of the Building will not be materially reduced in size.

          TENTH (a) (rewritten): The electric risers and lines servicing the premises shall have the capacity of supplying the premises with electric current as set forth in the Work Sheet included in this lease. The Tenant covenants and agrees to purchase the Tenant's requirements therefor at the premises from the Landlord or the Landlord's designated agent at 112% of the rates set forth in Rate Schedule SC4-2 of Consolidated Edison Company of New York, Inc., as in effect from time to time or such other schedule as may be applicable to the building or, if the building continues to be part of a conjunctional group (as it is at present), then as may be applicable to such conjunctional group (presently comprised of nine buildings) in which the building is included, plus any sales or use tax or other governmental charge or levy. Such rate schedule includes an adjustment for time-of-day demand. Except as set forth below, the rate applicable to the Tenant's demand for and consumption of electricity shall be that specified for the peak period in any applicable rate schedule. The calculation of the rate shall include all charges which affect the cost of the electricity as expressed in the rate schedule such as consumption charges, demand charges and fuel cost escalation charges. If Tenant so requests, the Landlord will, at the expense of the Tenant, install on each floor of the premises time-of-day meters selected by the Tenant and approved by the Landlord. Thereafter, the Tenant's demand and consumption shall be measured by such time-of-day meters, and the rate applicable to Tenant's demand for and consumption of electricity shall be that specified for the applicable period in any applicable rate schedule as so measured. The Landlord will maintain such time-of-day meters installed at the Tenant's expense but, to the extent that such meters need to be replaced, the Tenant shall pay the replacement cost of such meters to the Landlord as additional rent hereunder. If a sales tax is ever charged on the amount of the electricity being provided by the Landlord, the Landlord will reduce its 112% charge by the same percentage as the rate of the tax; provided,
                                                                      --------
however, that the Landlord shall in no event reduce its rate below 104% of the
-------
Consolidated Edison Rate set forth above.

          ELEVENTH (rewritten): (a) If the whole of the building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title in such taking (which date is hereinafter also referred to as the "date of the taking"), and the rents shall be prorated and adjusted as of such date.

          (b) If only a part of the building shall be so taken, this lease shall be unaffected by such taking, except that in the event that more than twenty percent of the premises are lost as a result of such a partial taking, the Tenant may elect to terminate this Lease. The Tenant shall give notice of such election to the Landlord not later than sixty days after (i) notice of such taking is given by the Landlord to the Tenant, or (ii) the date of such taking, whichever occurs sooner. Upon the giving of such notice by the Tenant this lease shall terminate on the date of such taking and the rents shall be prorated as of such termination date. Upon such partial taking and the continuation of this lease in force as to any part of the premises, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent for the premises and additional rent shall be payable according to the area remaining on a square-foot basis.

          (c) The Landlord shall be entitled to receive the condemnation award in any proceeding with respect to any taking provided for in this Article and the Tenant shall receive no part of such award, except as hereinafter expressly provided in this Article. The Tenant shall receive from the Landlord (in recognition of the unamortized value of the fixtures or improvements installed by the Tenant, whether or not the same have been part of the building or property of the Landlord) the following percentage of the Landlord's recovery (with respect to the entire building and building fixtures) which is applicable during the Lease Year (it being understood that for purposes of this paragraph only, the calendar year 1988 shall be the first Lease Year, and the successive calendar years shall be the successive lease years) in which the condemnation is effective:

          Lease Year  Tenant's Percentage
          ----------  -------------------

           1 to 10           2%
          11 to 10           1%

Notwithstanding the foregoing, the Tenant shall also be entitled to prosecute a claim with the condemning authority in its own name provided such claim is limited to any expenses and like consequential damages resulting from the condemnation.

          (d) If the temporary use or occupancy of all or any part of the premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, the Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the premises and, if so awarded, for the taking of the Tenant's Property and for moving expenses, and the Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the premises. This lease shall be and remain unaffected by such taking and the Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the fixed rent and additional rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use and occupancy of the premises (or a part thereof) shall be divided between the Landlord and the Tenant so that the Tenant shall receive so much thereof as represents the period prior to the Expiration Date. All moneys received by the Tenant as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by the Tenant shall be received, held and applied by the Tenant as a trust fund for payment of the rents falling due hereunder.

          (e) In the event of any taking of less than the whole of the building which does not result in a termination of this lease, or in the event of a taking for a temporary use or occupancy of part of the premises which does not extend beyond the Expiration Date, the Landlord, at its expense, and to the extent any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining parts of the building and the premises to substantially a building standard condition and so as to constitute a complete and tenantable building and premises.

          SIXTEENTH (continued): Notwithstanding the foregoing provisions of this Article, it is understood that as a part of the Tenant's customer relations in its business, the

Tenant may from time to time serve alcoholic beverages to customers and to the Tenant's employees. Provided that no direct charge is made for such dispensation or service, such service shall not be deemed a default or violation under this Article. In no event, however, shall the Tenant dispense or give away any alcoholic beverage to any employee of the Landlord.

          SEVENTEENTH (rewritten): (a) If the building or the premises shall be partially or totally damaged or destroyed by fire or other cause covered by insurance then, whether or not the damage or destruction shall have resulted from the fault or neglect of the Tenant, or its employees, agents or visitors, the Landlord shall give notice to the Tenant, within 30 days of the date of such casualty, of the Landlord's election, if the Landlord shall have such election to terminate this lease pursuant to paragraph (b)(ii) of this Article SEVENTEENTH, to repair and restore the damage and a reasonable estimate of the time required for such repairs. If Landlord's estimate exceeds 360 days, the Tenant shall have the option to terminate this lease upon 30 days' notice to Landlord in accordance with the procedure set forth in subparagraph (b)(ii) hereof. If the Tenant does not so terminate as hereinafter provided, the Landlord shall repair the damage and restore and rebuild the building and/or the premises, at its expense, within not more than 30 days in excess of the time set forth in Landlord's estimate to the Tenant; provided, however, that the
                                            --------  -------
Landlord's obligation to make repairs shall be limited to standard office completion work and shall not include repair of the Tenant's furnishings, fixtures, decorations, or furniture (hereinafter referred to as the "Tenant's Property"). The Tenant shall give immediate notice to the Landlord of any casualty and this lease shall continue in full force and effect except and as otherwise provided herein.

          (b)(i) If any portion of the premises is damaged or rendered unusable by fire or other casualty, the damages thereto shall be repaired, subject to the Landlord's, and the Tenant's rights (set forth in paragraph (a) and (b)(ii) hereof), to elect to terminate this lease, by and at the expense of the Landlord and the rent, until such repair shall be substantially completed and such portion (i.e., all of the premises so damaged) of the premises is available for the Tenants occupancy, shall be apportioned from the day following the casualty on a square-foot basis according to the part of the premises which is damaged or rendered unusable; provided, however, that the Landlord's obligation to repair
                   --------  -------
shall be limited to standard office completion work and shall not include repair of the Tenant's furnishings, fixtures, decorations, or furniture. Should the Tenant reoccupy for business purposes a portion of the premises during the period the restoration work is taking place and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by the Tenant from the date of such occupancy.

          (ii) If more than seventy-five percent of the area of the premises is damaged or rendered unusable, or (whether or not the premises are damaged in whole or in part) if the building shall be so damaged that the Landlord shall elect to demolish it, or to demolish and rebuild it or to substantially alter or restore the building because of such occurrence at a cost which is greater than or equal to fifty percent of the value of the building on the date such damage occurred, or if Landlord's estimate of time required to repair the damage exceeds 360 days, then, in any of such events, the Landlord or Tenant may elect to terminate this Lease by written notice given within ninety days after such fire or casualty specifying a date for the expiration of the Lease, which date shall not be more than sixty days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the Expiration Date and the Tenant shall forthwith quit, surrender and vacate the premises without prejudice, however, to the Landlord's rights and remedies against the Tenant under this lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by the Tenant which were on account of any period subsequent to such date shall be returned to the Tenant.

          (c) Unless the Landlord or the Tenant shall serve a termination notice as hereinabove provided, the Landlord shall make the repairs under the provisions of paragraph (b) of this Article SEVENTEENTH (it being understood that the Landlord's obligation to make repairs shall be limited to standard office completion work and shall not include repair of the Tenant's furnishings, fixtures, decorations, or furniture) with all reasonable expedition and, in any event, within not more than 30 days in excess of the time set forth in the Landlord's estimate to the Tenant, but subject to delays due to adjustment of insurance claims, labor troubles and causes beyond the Landlord's control.
After any such casualty, the Tenant shall cooperate with the Landlord's restoration by removing from the premises as promptly as possible, all of the Tenant's salvageable inventory and movable equipment, furniture, supplies and other property. The Tenant's liability for rent shall resume five days after written notice from the Landlord that the repair and restoration work for the premises is substantially completed and such portion (i.e., all of the premises so damaged) of the premises is available for the Tenant's occupancy but the Landlord shall also give the Tenant notice at least thirty days prior to the date estimated for substantial completion of the Landlord's repairs.

          (d) The Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law of the State of New York and agrees that the provisions of this Article SEVENTEENTH shall govern and control in lieu thereof.

          (e) The Landlord shall not carry insurance of any kind on the Tenant's property and, except as provided by law or by reason of its fault or breach of any obligation hereunder, the Landlord shall not be obligated to repair any damage thereto or replace the same.

          EIGHTEENTH (Rewritten): (a) The use to be made of the premises by the Tenant and the identity of the Tenant being among the inducements to the making of this lease by the Landlord, the Tenant shall not, except in accordance with the terms of this Article, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in this lease, (ii) sublet or underlet the premises or any part thereof, (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees or Affiliates, (iv) mortgage or encumber this lease or any interest therein, and (v) assign or transfer, by operation of law or otherwise, this lease or any interest therein. As used herein, "Affiliate" shall mean (i) a corporation or other entity of which the Tenant owns and holds a majority of each class of stock or other security or equity interest which is authorized to vote, (ii) a corporation or other entity which owns and controls the Tenant by ownership of at least a majority of each class of stock or other security or equity interest which is authorized to vote, (iii) a corporation or other entity which is owned and controlled by the corporation or other entity which owns and controls the Tenant by ownership of at least a majority of each class of stock or other security or equity interest which is authorized to vote and (iv) any corporation into or with which the Tenant or any corporation referred to in clauses (i), (ii) or
(iii) above is merged or consolidated.

          (b) The Tenant shall not, without having first obtained the Landlord's prior written consent thereto, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, or
(ii) mortgage or encumber this lease or any interest therein.

          (c) The Tenant shall not, except in accordance with the provisions of paragraphs (d) through (l) of this Article, (i) assign or transfer, by operation of law or otherwise, this lease or any part therein, (ii) sublet or underlet the premises or any part thereof, or (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees.

          (d) If the Tenant shall desire to assign this lease or to sublet the whole or any part of the premises or to permit the premises to be occupied by any person other than the Tenant, the Tenant will notify the Landlord as to (i) the action which the Tenant proposes; (ii) the portion of the premises with respect to which the Tenant proposes to take such action (the "Affected Premises"); (iii) the name and business address of the proposed assignee, sublessee or occupant (the "Proposed Undertenant"); (iv) the intended use of the Affected Premises by the Proposed Undertenant; (v) the name and residence address of the officers and principal stockholders of the Proposed Undertenant, if a corporation is involved, or the names and residence addresses of the partners thereof if a partnership or joint venture is involved; (vi) the information, in reasonable detail, as to the Proposed Undertenant which is required to permit the Landlord to make the determinations described in paragraphs (g) and (h) below; (vii) the terms upon which the Tenant proposes to assign this lease or sublet the premises or permit the premises to be occupied by the Proposed Undertenant (including the terms under which any additions, alterations or decorations are to be made to the

Affected Premises and the terms on which the Proposed Undertenant is to buy or lease any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property from the Tenant or any other payment or consideration paid or proposed to be paid by the Proposed Undertenant to the Tenant); and
(viii) the name and address of any real estate broker or other person to which a commission may be owed by any person in connection with such assignment, subleasing or occupation. (The Tenant's notice of desire to assign, sublease or permit occupancy of the Affected Premises by others, with the information prescribed above is hereafter referred to as a "Tenant's Subleasing Notice.")

          (e) By written notice (hereafter referred to as the "Landlord's Subleasing Notice") executed by the Landlord and delivered to the Tenant within thirty (30) days following receipt of the Tenant's Subleasing Notice (for the purposes hereof such notice shall not be deemed to have been received by the Landlord until all of the information required by paragraph (d) above shall have been furnished to the Landlord), the Landlord shall have the absolute right to select one of the alternatives set forth in paragraphs (f), (g) or (h) below.

          (f) In the event of a proposed assignment of this lease, (i) the Landlord may elect to require the Tenant to surrender the premises to the Landlord and terminate this lease with respect to the premises on the last day of the second complete calendar month following the Tenant's Subleasing Notice and to comply with the provisions of this lease respecting surrender at the end of the term not later than such date, or (ii) the Landlord may give its consent to any such assignment.

          (g) The Tenant shall not sublet or permit the occupation of the premises without the prior written consent of the Landlord. In the event of a proposed subleasing or occupation, the Landlord shall give its consent to any such sublease or occupation; provided, however, that (i) the Affected Premises
                             --------  -------
are to be used by the proposed subtenant for purposes consistent with (x) a first-class office building and (y) a building owned by a church or other religious institution, which purposes, if they so comply, may be other than advertising, direct marketing, public relations or related purposes, (ii) Landlord's investigation of the nature of the business of the proposed sublessee or occupant or the manner in which the proposed sublessee or occupant will conduct such business proves it to be in conformity with the requirements of this Lease and that the use of the premises by the proposed sublessee or occupant will not result in damage to or deterioration of the premises or the building, or interference with the orderly conduct of their business and the enjoyment of their premises by other tenants in the building; and (iii) the Landlord and the Tenant shall share equally on any profit to the Tenant (that is to say, the difference between the rental rate per square foot which the Tenant pays to the Landlord under this lease (including all direct and indirect payments regardless of how characterized) and the rental rate per square foot which the Proposed Undertenant is to pay to the

Tenant pursuant to such sublease, including all direct and indirect payments regardless of how characterized) after deducting therefrom the Tenant's expenses in connection with such sublease, which expenses shall be limited to only verifiable payments actually made for brokerage commissions, advertising expenses, rental concessions made to the Proposed Undertenant, legal fees, and the cost (established to the reasonable satisfaction of the Landlord) of any additional improvements made by the Tenant which were necessary for the use by the Proposed Undertenant. In calculating the amount of the profit in any month to be shared between the Landlord and the Tenant, the Tenant shall also deduct an amount equal to the excess of (x) Tenant's Monthly Amortized Cost of Tenant's Original Improvements over (y) the Adjustment for the Unapplied Portion of the Landlord's Allowance, if any; provided that in no event shall such excess exceed in any month the product of (a) $.1875 multiplied by (b) the number of square feet comprising the Affected Premises.

          For the purposes of this paragraph (g), the following capitalized words or expressions shall have the meanings ascribed to them below:

          1.  Monthly Amortized Cost of Tenant's Original Improvements shall
              --------------------------------------------------------
mean for any month the amount calculated by dividing by 240, the cost (established to the reasonable satisfaction of the Landlord) of Tenant's improvements to the Affected Premises made prior to June 30, 1989 (it being understood that such amount shall not include any (a) the cost of any additional improvements which were necessitated by the use of the Proposed Undertenant or (b) any portion of the Landlord's Allowance pursuant to paragraph (g) of Article THIRTY-NINTH of this Lease).

          2.  Adjustment for Unapplied Portion of the Landlord's Allowance shall
              ------------------------------------------------------------
mean for any month the amount calculated by dividing by 240 the excess of (x) the Landlord's Allowance for the Affected Premises over (y) the cost (established to the reasonable satisfaction of the Landlord) of the Improvements actually made by the Tenant in the Affected Premises, as contemplated by Article Thirty-Ninth of this Lease. In the event that the cost of such improvements actually made by the Tenant in the Affected Premises equals or exceeds the Landlord's Allowance for the Affected Premises, then the Adjustment for the Unapplied Portion of the Landlord's Allowance shall be zero.

          3.  Landlord's Allowance for the Affected Premises shall mean the
              ----------------------------------------------
product of (x) the number of square feet comprising the Affected Premises multiplied by (y) $25.

          (h) In the case of an assignment, the Landlord shall give its consent to such assignment; provided, however, that (i) the premises are to be used by
                    --------  -------
the proposed assignee for purposes consistent with (x) a first-class office building and (y) a building owned by a church or other religious institution which purposes, if they so comply, may be other than advertising, direct marketing, public relations or related purposes; and (ii), the Landlord's investigation of the financial standing of the proposed assignee discloses that there is no reasonable doubt as to the financial ability of the assignee to carry out its obligations under this lease for the balance of the term; and
(iii) the Landlord's investigation of the manner in which the proposed assignee conducts its business indicates that the assignee will conduct its business in the premises in conformity with the requirements of this lease or that there will be no interference with the orderly conduct of their business and the enjoyment of their premises by other tenants in the building.

          (i) The Landlord shall be under no obligation to consent to any assignment of this lease or any subletting or occupation of the premises to or by any person other than the Tenant or any Affiliate unless the criteria set forth in paragraph (g) or paragraph (h), as the case may be, are satisfied. No consent given by the Landlord shall be deemed to permit any act except the act to which it specifically refers, or to render unnecessary any subsequent consent, and any assignment or subletting of the premises shall not relieve the Tenant or any assignee from any obligations, duty or covenant under this lease, and in all cases a violation of any of the covenants or duties or obligations under this lease by a subtenant or assignee shall, in addition, be deemed to be the act of the Tenant herein. No assignment, transfer, mortgage, encumbrance, subletting or arrangement in respect of the occupancy of the premises shall create any right in the assignee, transferee, subtenant or occupant, unless the consent of the Landlord shall first have been obtained, and unless, if an assignment is involved, the transferee or assignee shall have delivered an agreement duly executed by the assignee or transferee wherein the assignee or transferee assumes and agrees to pay or otherwise keep and perform the obligations of the tenant in this lease or, if a sublease is involved, wherein the sublessee agrees that any act or omission by the sublessee which, if performed or omitted by the Tenant under this lease with respect to the sublet space would be a default thereunder, shall also be a default under the provisions of the sublease. Any assignee by accepting an assignment shall nevertheless be conclusively deemed to have assumed this lease and all obligations thereafter to accrue thereunder and further to have agreed to fully and duly perform all the Tenant's covenants herein contained thereafter accrued. The Landlord shall provide to the Tenant within 10 days following the Tenant's request therefor a certificate for the benefit of the proposed sublessee or assignee or occupant to the effect that all fixed rent and additional rent billed under this lease has been paid through a specified date and that the Landlord has not given the Tenant written notice of any default under this lease. If Tenant shall, at any time, be in default in the payment of rent, the Landlord shall have the right to collect rent from any assignee, undertenant or occupant, and credit the same to the account of the Tenant, and no such collection shall constitute a waiver of the foregoing covenant or the acceptance of anyone other than the Tenant, as Tenant or shall otherwise release, impair or otherwise affect any obligation of the Tenant under this lease. Immediately following the execution and delivery of any assignment of this lease or any subleasing of the premises or any agreement as to the occupancy thereof, the Tenant will furnish a duplicate of the instrument in question to the Landlord.

          (j) Subject to paragraphs (i) and (1) (except (1)(ii), as to which the Tenant's Subleasing Notice shall be limited to the information set forth in the next succeeding sentence) of this Article and to continued compliance with Article FIRST of this lease, the Tenant is authorized to sublease all or portions of the premises to any Affiliate, without compliance with the provisions of paragraphs (c) through (g) of this Article. Before making any sublease to any Affiliate, the Tenant shall certify to the Landlord the manner in which such Affiliate is related to and controlled by or controlling of the Tenant and the purposes for which the subleased premises will be used.

          (k) Anything herein to the contrary notwithstanding, the Tenant may not assign this lease or sublet or permit the occupancy by any other party of all or any part of the demised premises at any time when the Tenant has not paid any rent and additional rent when it is payable. The Tenant shall furnish Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease, assignment or agreement of occupancy made hereunder within ten days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding anything provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or occupant or anyone claiming under or through any such person which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expenses which Landlord may reasonably be required to incur in acting upon any request for consent pursuant to this Article.

          (1) Notwithstanding anything else in this Article, the Landlord shall have the right to condition its consent to any proposed sublease of all or a portion of the premises on the following:

          (i) The Tenant shall not be in default in the payment of rent or the performance of any other of its obligations under this lease.

          (ii) The Tenant shall have delivered to the Landlord a Tenant's Subleasing Notice as required by subparagraph (d) above.

          (iii) The Tenant shall have complied with the provisions of paragraphs (i) and (k) of this Article.

          (iv) The Tenant shall grant the Landlord a security interest in the sublease and the rents payable thereunder and shall take all necessary steps required to perfect such security interest.

          (v) The sublease shall include a provision to the effect that if the Landlord shall notify the sublessee that the Tenant is in default in the payment of rent or the performance of its other obligations under this lease, the sublessee shall, if so requested by the Landlord, pay all rent and other amounts due under the sublease directly to the Landlord.

          (m) At the request of the Landlord, the Tenant will furnish to the Landlord, within ten days of a receipt of a request therefor, a certificate executed in the name and on behalf of the Tenant, confirming that, except as previously consented to in writing by the Landlord or as otherwise specifically set forth in such certificate, the Tenant has not (i) used or permitted the premises or any part hereof to be used for any purposes other than those specified in this lease, (ii) mortgaged or encumbered this lease or any interest therein, (iii) assigned or transferred, by operation of law or otherwise, this lease or any interest therein, (iv) sublet or underlet the premises or any part thereof, or (v) permitted the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees. With respect to any exception to clauses (i) through (v) above to which the Landlord has not previously consented to in writing, the Landlord, in its sole discretion, may either consent thereto (which consent may be subject to any conditions specified by the Landlord) or exercise the rights and remedies available to the Landlord under the terms of this lease.

          TWENTY-EIGHTH (continued): In the event that the Tenant shall have been in substantial compliance with respect to the payment of fixed rent and additional rent and other charges due under this lease and in the performance of the other terms, covenants and conditions hereof for a period of two years commencing with the Completion Date (as hereinafter defined), the Landlord will return the letter of credit held by the Landlord as a security deposit to the Tenant and the provisions of this Article shall no longer be applicable during the term of this lease. In the event that any letter of credit, wholly or partially, expires or is terminated prior to the end of the term of this lease or the two-year period referred to in the preceding sentence, then regardless of whether or not the Tenant shall be in default in the payment of rent or additional rent, the Landlord shall have the right to draw the letter of credit in the full amount thereof, and such amount shall be held as a security by the Landlord pursuant to this Article TWENTY-EIGHT.

          TWENTY-NINTH (continued): As long as the Tenant is not in default with respect to any of the covenants of this lease, the Landlord shall provide:
(a) elevator service provided by three passenger elevators from the front of the lobby and a combination passenger and freight elevator in the rear of the lobby on business days from 8 a.m. to 6 p.m. and shall have one passenger elevator subject to call at all other times (it being understood that one or more (but not all) of such elevators may be out of service at any time for normal repairs and maintenance and that the Tenant shall not be entitled to an abatement of rent or any other remedies as a result thereof) (b) heat to the premises on business days from 8 a.m. to 6 p.m. and at other times heat shall be available to the Tenant as provided in Article FORTY-FOURTH hereof. The main entry to the building shall be open and staffed by a doorman, security guard or other employee or agent of the Landlord from 7 a.m. to 9 p.m. on business days. At all other times the Tenant and its employees and their invitees shall have access to the building at any time and without notice to the Landlord by ringing a security bell provided for after hours service and properly identifying themselves (by building passes or such other security arrangement as the Landlord shall institute) to the building staff at that time.

          THIRTY-SIXTH:  Real Estate Tax and Porter Wage Escalation.  (a) In
                         ------------------------------------------
order to adjust, during the term of this lease, for increases in the expenses of the Landlord for Real Estate Taxes, the Tenant shall pay to the Landlord, as additional rent, the Tenant's Proportionate Share of any increases in such Real Estate Taxes. In order to adjust, during the term of this lease, for increases in the expenses of the Landlord in operating the building, the Tenant shall pay to the Landlord, as additional rent, an amount equal to the Porters' Wage Payment.
          (b) Definitions. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

          1. "Real Estate Taxes" shall mean and include the expenditures of the Landlord for taxes or assessments payable by the Landlord, as finally determined, upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local government (plus all expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), and all taxes imposed by any such authority relating to the maintenance and operation of the building, but shall not include income, franchise, inheritance or capital stock or like taxes, including any increase in taxes which may be assessed by reason of the construction of the Addition described in Article THIRTY-EIGHTH hereof.

          2. "Increase in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in any Subsequent Year, exceed the sum of (x) Real Estate Taxes assessed for the tax year ending June 30, 1988 and (y) $12,950.

          3. The term "Wage Rate" shall mean the hourly rate of wages in effect as of November 1st of each year computed as paid over a forty hour week paid to or for the benefit of Porters in Class A office buildings pursuant to an Agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and the Local of the Building Service Employees International Union, AFL-CIO, or any successor thereto (the "Labor Agreement") excluding all fringe benefits paid in addition to said base hourly rate. If there is no such Labor Agreement or similar agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate payable to or on behalf of Porters by Landlord or by Landlord's service contractors over a forty hour week, in effect as of January 1st of each year (the "Wage Schedule"). Furthermore, if in any year during the term hereof the regular employment of Porters for a forty hour week shall occur on days or during hours when overtime or other premium pay rates are in effect pursuant to the Labor Agreement (or the Wage Schedule, as the case may be), then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly wage rate for the hours in a calendar week during which Porters are regularly employed.

          4. The term "Base Wage Rate" shall mean the average Wage Rates in effect on the last day of the calendar years 1987 and 1988.

          5. The term "Area of The Demised Premises" shall mean 122,465 square feet, for the purposes of this Article only.

          6. The term "Porters" shall mean that classification of non-supervisory employees who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are now included in the classification of "Class A Others" in the Labor Agreement, regardless of whether or not Porters are employed by the Landlord at the building.

          7. The term "Porters' Wage Payment" shall mean the amount obtained by multiplying the Area Of The Demised Premises by the number of cents (including any fraction of a cent) by which the Wage Rate for such year is greater than the Base Wage Rate.

          8. "Computation Date" shall mean the 1st day of December, 1987, and, in Subsequent Years, its anniversary date.

          9. "Projected Real Estate Taxes" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Real Estate Taxes for a particular Subsequent Year.

          10. "Tenant's Proportionate Share" shall mean a fraction, of which the numerator shall be the number of Rentable Square Feet of Area of the premises occupied by the Tenant and the denominator shall be the total number of Rentable Square Feet of Area in the entire building. The Landlord and the Tenant agree that the Tenant's Proportionate Share shall be (i) 3,973/10,000 upon tender by the Landlord or occupancy by the Tenant of the portion of the fifth floor identified on Exhibit A-1 hereto and the entire sixth, seventh, and eighth floors; (ii) 4,599/10,000 effective upon tender by the Landlord or occupancy by the Tenant of the Addition as well as the floors included in the foregoing clause (i); and 5,167/10,000 upon tender by the Landlord or occupancy by the Tenant of the balance of the fifth floor identified on Exhibit B hereto. The Tenant's Proportionate Share shall be adjusted to reflect any increase in the size of the building as a result of any construction pursuant to paragraph
(d) of Article THIRTY-EIGHTH or any other increase in the size of the building.

          11. "Rentable Square Feet of Area" shall mean, as to basement and ground floor space, the number of net square feet of the area thereof and, as to all floors above the ground floor, shall mean the number of gross square feet of the area thereof.

          12. "Subsequent Year" shall mean each calendar year during the term of this lease commencing with the year beginning January 1, 1988.

          (c) Statements for the Tenant. On or before January 1, 1988 and on or before that day in each Subsequent Year, the Landlord will furnish a Comparative Statement to the Tenant. The failure of the Landlord to furnish a Comparative Statement shall be without prejudice to the right of the Landlord to furnish a Comparative Statement at any time in the future. Every Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon the Tenant unless (i) within 120 days after the receipt of such Comparative Statement Tenant shall notify Landlord that it disputes the correctness thereof, specifying the particular respects in which the Comparative Statement is claimed to be incorrect, and (ii) if such dispute shall not have been settled by agreement, the dispute shall have been submitted to arbitration within 180 days after receipt of the Comparative Statement. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall pay additional rent in accordance with the Comparative Statement and such payment shall be without prejudice to Tenant's position and to the Tenant's rights to a refund of any overpayment. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay Tenant the amount of Tenant's overpayment of additional rent resulting from compliance with the Comparative Statement.

          (d) Computation of Increase in Rent Payable by the Tenant. When the Landlord shall furnish the Tenant with any Comparative Statement in accordance with this Article which shall show an Increase in Projected Real Estate Taxes or a Porter Wage Payment, then the rent payable under this lease shall be increased by the Tenant's Proportionate Share of the increase in Projected Real Estate Taxes and by the full amount of the Porter Wage Payment, both of which shall be payable (with payment on account of such increases) as follows: (1) on the first day for the payment of rent under this lease following the receipt of a Comparative Statement, the Tenant shall pay to the Landlord a sum equal to one-twelfth of the sum of Porter Wage Payment and the Increase in Projected Real Estate Taxes (plus or minus, as the case may be (except in the case of the first Comparative Statement), any adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such Comparative Statement and (y) the actual Real Estate Taxes for such calendar year) and (2) thereafter, until a different Comparative Statement shall be submitted, the monthly installments of rent payable under this lease shall continue to be increased by such amount.

          With respect to any Comparative Statement furnished to the Tenant in the Subsequent Year following the year in which the term of this lease terminates, if such Comparative Statement shall indicate an adjustment necessitated by a variance between (x) the Projected Real Estate Taxes for the calendar year prior to the year of the Computation Date used in such Comparative Statement (i.e., the last calendar year of the lease term) and (y) the actual Real Estate Taxes for such calendar year, then the Tenant shall promptly pay to the Landlord, or the Landlord promptly shall pay to the Tenant, as the case may be, the amount of any such adjustment as indicated in such Comparative Statement.

          (e) Inspection of Books. The Tenant or its authorized representative shall have a right to examine the books of the Landlord showing the Real Estate Taxes and the Wage Rate with respect to the building during regular business hours for the purpose of verifying the information set forth in any Comparative Statement relating to any Increase in Real Estate Taxes or Porter Wage Payment shown in such Comparative Statement; provided that a written request for such inspection is made by the Tenant within 120 days of the receipt of any such Comparative Statement.

          (f) Decreases in Real Estate Taxes or the Wage Rate. In no event shall any decrease in the Real Estate Taxes or the Wage Rate in any way reduce the fixed rent or additional rent payable by the Tenant under this lease, except to the extent to which any such decrease shall result in a decrease in the additional rent payable pursuant to this Article; provided however that no decrease in Real Estate Taxes shall in any way reduce any additional rent payable on account of any Porter

Wage Payment and that no decrease in the amount of the Porter Wage Payment shall in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes.

          (g) In the event, that the Landlord does not, on its own initiative, commence tax review proceedings for a reduction in the assessed value of the building, or in the event that the Landlord decides to discontinue any such proceeding after its commencement, then at the request of the Tenant, the Landlord shall commence tax review proceeding for a reduction in the assessed value of the building. The Landlord agrees that it will notify the Tenant of the commencement or discontinuance of any such proceeding, but the Landlord shall not be liable to the Tenant for failure to give any such notice. If the Landlord commences tax review proceedings at the Tenant's request and the Landlord so requests, the Tenant shall pay all of the Landlord's legal fees and expenses, and all other fees and expenses, in connection with such proceedings. If the Landlord initiates such proceedings, the Landlord shall pay all the costs and expenses incurred in connection therewith. In the event that the Landlord commences a tax review proceeding seeking a reduction in the assessed value of the building, and thereafter decides to settle any such proceeding, the Landlord agrees that any such settlement will be made by the Landlord in good faith and as though the building were the only real property owned by the Landlord and that the Landlord will not enter into a settlement with respect to the assessed value of the building for the purposes of attaining a lower assessed value for other buildings owned by the Landlord.

          THIRTY-SEVENTH: The "Base Fuel Cost" for purposes of this paragraph is $.70 per gallon (such amount representing approximately 145 percent of the Landlord's current actual cost for heating fuel). In the event that on December 1 during any year of this lease the tank wagon delivery price for fuel oil of the grade utilized in the oil burners installed in the building, as cited in the Amerada Hess Schedule for New York City as published in "The Journal of Commerce" (or, if such schedule is no longer available, such similar published schedule as the Landlord shall deem reasonably appropriate) (hereinafter called the "Adjusted Fuel Cost") exceeds the Base Fuel Cost, then on December 30, of such calendar year, the Tenant shall pay to the Landlord as additional rent an amount equal to the product of multiplying (x) $105,000 by (y) a fraction, the numerator of which shall be (i) the Adjusted Fuel Cost, less (ii) the Basic Fuel Cost, and the denominator of which shall be the Basic Fuel Cost, by (z) the Tenant's Proportionate Share. If the Landlord changes the grade or type of fuel oil presently used in the building and such change results in an inequity to either the Landlord or the Tenant, then the appropriate adjustment will be made to the foregoing.

          THIRTY-EIGHTH: It is agreed that Landlord will construct a one-story addition on the roof of the building consisting of approximately 16,678 square feet of gross area suitable for office use (the "Addition"). In the event that the Landlord is unable to proceed with the construction of the Addition in accordance with the terms of this Article, because the

Landlord is unable to secure a building permit or any other regulatory approval, the Landlord and the Tenant agree to first attempt to revise the plans for the Addition in a way as consistent as possible with the provisions of this lease which will allow the Landlord to obtain a building permit or other necessary regulatory approval, or, if such efforts are not successful, to amend this lease to delete the Addition and to include other space in the building as a substitute for the Addition, such space and such terms to be as consistent as possible with this lease, i.e., for a similar amount of contiguous space. The Addition will be located on the present roof space as indicated on Exhibit "B" attached hereto and made a part hereof. The Addition shall be constructed and prepared for occupancy, all in accordance with subparagraphs (a) through (g) below:

          (a) The construction of the Addition shall be made in accordance with plans and specifications prepared by Lee Pomeroy and Associates (or such other architect as the Landlord may select with the approval of the Tenant, such approval not to be unreasonably withheld) (the "Architect") and S.M. Limmoggio & Associates (the "Engineers"). The preliminary plans prepared by the Architect for the Addition identified as Plans SK-11 Elevation and Section, dated December 5, 1986, SK-11A Add Alternate Elevations and Sections, dated December 8, 1986, SK-12 Floor Plan, dated December 5, 1986, SK-13 Wall Sections, dated December 5, 1986, SK-14 Penthouse Roof Plan, undated, and SK-15 Demolition Plan, undated (collectively, the "Preliminary Plans"), have been approved by the

Landlord and the Tenant at the date hereof, and the Landlord shall, not later than forty-five days following the date of this lease, submit complete and final plans and specifications for the Addition (including all necessary mechanical, electrical, engineering and working drawings) (the "Final Plans") to the Tenant for the Tenant's approval, which shall not be unreasonably withheld or delayed provided that the Final Plans (x) comply with the Preliminary Plans, (y) comply with applicable building codes and regulations, and (z) the construction therein contemplated is of a good and workmanlike quality, and, if the Final Plans meet the foregoing conditions, the Tenant's approval shall be given within fifteen days of the receipt of such plans (provided, however, that the Landlord shall
                                   --------  -------
not be responsible for any delays caused by the Architect or the Engineers). Such plans and specifications shall also provide for the integration of the building systems in the Addition (including, but not limited to, the heating, plumbing, electric, air conditioning, elevator and related systems) with the existing building systems located in the building. The plans and specifications shall also provide that the exterior of the Addition shall be consistent in appearance with the existing building, and the Landlord shall have the right to approve the exterior design of the Addition on that basis. The Landlord's obligations with respect to the Addition shall be limited to the completion of the base building, including necessary structural work, roof, exterior walls and exterior doors and the delivery of all building systems to (but not into or throughout) the improved space as shown on the Preliminary Plans and the Final Plans. Except as set forth in paragraphs 6, 7, 8, 9, 10, 12 and 15 in the Work Sheet, it shall be the obligation of the Tenant to finish the space in the Addition, including providing for utilization and/or distribution of all building systems within such space.

          (b) All reasonable professional fees (including without limitation the fees and expenses of the Architect and the Engineers, as set forth in their proposals dated February 3, 1987 and January 5, 1987, respectively) and the cost of all permits, licenses and approvals required in connection with the Addition shall be borne solely by the Tenant and shall not be included in the amount paid by the Landlord pursuant to paragraph (c) below. The Tenant shall pay any such amount within thirty days of receipt of a statement therefor, in form and with supporting information reasonably satisfactory to the Tenant. In the event that the Landlord advances any such fees or costs, the Tenant shall reimburse the Landlord for such amount within thirty days of receipt of an invoice with appropriate substantiation from the Landlord for such amount. The Landlord will not incur any such fees or costs, in addition to those contemplated by such proposals, without the prior approval of the Tenant, which approval will not be unreasonably withheld, and if such fees are incurred and not paid by the Tenant, then the Landlord may pay such fees and costs and the Tenant shall repay such amount to the Landlord within thirty days of receipt of a statement thereform in form and with supporting information reasonably satisfactory to the Tenant.

          (c) The Landlord will pay for the total cost of the Addition, which cost shall include all expenses for demolishing and/or preparing elements of the existing building in connection with construction of the Addition, all expenditures for the construction of the Addition, as contemplated by paragraphs (a) and (b) above, and all expenditures for modifying, extending or integrating the present building systems in connection with the construction of the Addition.

          (d) The Landlord believes that it has the right under the current zoning law to expand the construction of space on the roof of the building to include space in excess of that included in the Addition and to build additional floors and that the Landlord reserves the right to so expand the building during one continuous construction period, subject only to interruptions due to strikes or other forces beyond the Landlord's control (it being understood that an increase in the cost of such work shall not be such a force beyond the Landlord's control). In the event that the Landlord shall exercise its rights to construct additional space on the roof of the building and above, the Tenants shall have no rights with respect to the occupancy of such additional space. The Tenant agrees to give such access to the premises as may be required to effect such construction of additional space to the Landlord, its agents, its contractors and subcontractors, and such other persons as require access in connection with such construction. The Landlord agrees that any such construction shall be undertaken so as to minimize the disruption to the Tenant's occupancy of the premises to the extent practicable.

          Without limiting the generality of the foregoing, it is agreed that in the event that the Landlord exercises its right to construct additional space on the roof of the building and above:

          1. The Landlord shall, if in the Landlord's reasonable judgment it is necessary to properly service the building, install only those additional elevator shafts through the premises and only at the locations shown on Exhibit D attached and made a part of this lease and no other.

          2. The Landlord will not install any columns in the Tenant's premises.

          3. The Landlord may enter upon and pass through the Tenant's premises but the Landlord will not store any materials or equipment on or within the Tenant's premises.

          4. The Landlord will, to the extent practical, use the utility elevator or other special hoist to deliver construction equipment or materials to the site.

          5. To the extent practical, any new plumbing, telephone, electrical and other lines or conduits for general building systems will be located within the building core walls or the service shafts, or, if not practical to do so, will be concealed to the extent possible along the perimeter walls.

          6. In connection with the construction of the Addition, the Landlord will arrange to have structural steel

"stubs" left so that they are accessible for utilization in connection with any possible future construction of additional floors.

          (e) The Landlord covenants to refrain from commencing construction of any additional floor or floors on or over the roof of the Addition for a period of five years from the Completion Date. Thereafter, the Tenant shall cooperate with the Landlord in the event the Landlord elects during one continuous (subject to delays and interruptions not within the control of the Landlord) construction period to add additional floors to the building by providing access to the Landlord's architects, workmen and employees. During the period of construction, the Landlord shall use its best efforts to minimize interference with Tenant's access to, use and quiet enjoyment of the premises by such activities as the use of jackhammers, heavy equipment, or the like during regular business hours, the interruption of elevator and utility service during weekdays, or the transportation and storage of materials in the premises. The Landlord shall indemnify the Tenant and hold it harmless with respect to any damage caused to the Tenant by reason of such construction, excluding, however consequential damages resulting from interruptions or curtailments of any service, interference with business, malfunctions of elevator, electrical, water, heat, plumbing, electrical equipment, machinery and all other building services, annoyance, inconvenience, or damages caused by any rain, snow, or other elements entering the premises by reason thereof. In furtherance of the foregoing, the Tenant acknowledges that the construction of additional floors will necessarily result in some annoyance and inconvenience to the Tenant and the Tenant accepts such as a necessary term of this lease. The Landlord shall repair and restore any damage to the Tenant's premises, fixtures and personalty caused by its contractors, and shall clean dust and dirt accumulated by reason thereof promptly and without charge to the Tenant. Notwithstanding the foregoing, the Landlord will maintain reasonable passenger elevator service to the premises at all times during such construction.

          THIRTY-NINTH: It is agreed that the Tenant will arrange for the modification and improvement of the premises to make them suitable for office use, and that the Landlord will pay a portion of the cost thereof, all in accordance with subparagraphs (a) through (i) below:

          (a) The Tenant's office installation improvements (the "Improvements") shall be made in accordance with plans and specifications prepared by the Tenant's architect, Beyer, Blinder, Belle, and mechanical engineer, Flack & Kurtz, and approved by the Landlord. The Tenant shall submit complete and final plans and specifications for the Improvements (including all necessary mechanical, electrical, engineering and working drawings) to the Landlord and such plans and specifications shall be sufficient (i) to comply with all applicable rules, regulations and requirements of any governmental authority having jurisdiction over the building, (ii) to permit the Tenant to apply for and obtain all necessary permits, licenses and approvals necessary in connection with the Improvements, and (iii) to permit the contractor to commence and complete the work relating to the Improvements.

          (b) The general contractor or construction manager used by the Tenant in connection with the Tenant's office installation improvements shall be subject to approval by the Landlord, which approval will not be unreasonably withheld or delayed.

          (c) All professional fees (including those for architectural and design costs and appraisals) and the cost of all permits, licenses and approvals required in connection with the Improvements shall be borne solely by the Tenant. In the event that the Landlord advances any such fees or costs, the Tenant shall reimburse the Landlord for such amount within thirty days of receipt of an invoice from the Landlord for such amount, together with such reasonable bills, invoices and other substantiation as the Tenant may reasonably request. The Landlord will not advance any such fees or costs without the prior approval of the Tenant which approval will not be unreasonably withheld.

          (d) The Tenant shall make the Improvements only if and on condition that (1) the exterior appearance and character of the building will not, in the reasonable opinion of the Landlord, be adversely affected by the Improvements;
(2) the Improvements are non-structural in nature (except that openings in the floor slabs to permit interior staircases within the Tenant's premises are expressly permitted) and the structural integrity of the building will not, in the reasonable opinion of the Landlord, be adversely affected; (3) the proper functioning of the mechanical, air conditioning, electrical, plumbing, heating and other systems of the building will not be adversely affected; and (4) the Tenant, at its expense, shall obtain all governmental permits, licenses and certificates for the commencement and performance of the Improvements and for final approval thereof upon completion, and shall cause the Improvements to be performed in compliance therewith and with all applicable laws and requirements of public authorities and with all applicable insurance requirements.

          (e) The Improvements shall be diligently completed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the then reasonable existing standards for the building established by the Landlord. No contractor, mechanic or workmen shall be employed, and no materials shall be used, in connection with the Improvements that would, in the Landlord's judgment, create any labor difficulty, dispute or disharmony. The Improvements shall be performed in such manner as not to interfere unreasonably, given normal construction practices, with or delay, or impose any additional expense upon Landlord in connection with, the maintenance or operation of the building. If any expense is incurred by the Landlord as a result of the Tenant's performance of the Improvements, the Tenant shall pay or reimburse the Landlord for such expense upon demand of the Landlord.

          (f) Throughout the performance of any improvements, the Tenant, at its expense, shall carry, or cause to be carried, worker's compensation insurance in required statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the building, under which the Landlord and its agents shall be named as parties insured, in such limits as the Landlord may reasonably require, with insurers reasonably satisfactory to the Landlord. The Tenant shall furnish to the Landlord satisfactory evidence that such insurance is in effect at or before the commencement of the Improvements and, on request, at reasonable intervals thereafter during the performance of the Improvements.

          (g) The Landlord will pay for the first $3,061,625 of the total cost of the Improvements (exclusive of the fees and costs referred to in paragraph
(c) above). In the event that the cost of the Improvements exceeds $3,061,625, the Tenant shall pay for the entire amount of such excess. The obligation of the Landlord to contribute $3,061,625 toward the cost of the Improvements is subject to the following conditions:

          (i) The Landlord shall not be required to pay any amount except upon presentation of appropriate statements from the contractor (selected in accordance with paragraph (b) above), together with signed instructions from the Tenant or its architect indicating that the work in question has been properly performed and directing the Landlord to pay the statement therefor, whereupon the Landlord will pay such statement, less a retainage of 5% to be paid upon satisfactory completion of such contractor's work.

          (ii) In the event that the total cost of the Improvements is less than $3,061,625, the Landlord shall pay the total cost; however, no additional amount shall be payable to the Tenant or any other person as a result of such fact; nor shall Landlord pay any of the fees or costs referred to in paragraph (c).

          (h) The Landlord shall not be responsible for the date of completion of the Improvements and, notwithstanding the lack of completion of the Improvements, the Tenant's obligations to pay fixed rent shall commence as provided in Article FORTY-FIFTH of this lease. It is understood and agreed that the Landlord shall have no responsibility for the performance of the contractor installing the Improvements (including matters of quality or timeliness) and that the Tenant alone shall bear the risks related to such performance, and the Tenant hereby waives any and all claims against the Landlord for damages (including consequential damages) in the event that the premises are not ready for occupancy. The Landlord does agree to cooperate with the Tenant in connection with the construction of the Improvements and to make the service elevator and other facilities of the Building available to the extent permitted by the operation of the Building and the requirements of any other work which may also then be in progress.

          FORTIETH: Commencing with the Completion Date and ending one year thereafter, the Landlord will, at its expense, keep all air conditioning equipment in service, and thereafter during the term of this lease, the Tenant will, at its expense, keep all the air conditioning equipment installed by the

Landlord in the equipment room in the premises, connections thereto and controls and all ducts and air handling devices in good serviceable and safe condition of repair, equal in standard to that maintained with respect to other air conditioning systems in the building. If the Tenant shall elect not to perform the work required to maintain and repair the air conditioning system in the premises, the Tenant may at any time prior to March 1st in any such year advise the Landlord that the Tenant requests the Landlord, beginning with April 1st in such year, to do all such maintenance, repair or replacement work which may from time to time be required in order to put and keep the air conditioning system and its associated ducts and controls in a good serviceable and safe condition at all times. If the Tenant shall so advise the Landlord, the Landlord shall engage an air conditioning maintenance contractor to do all such maintenance, repair or replacement work, which would otherwise be the obligation of the Tenant hereunder. If the Tenant shall request the Landlord to arrange for such services through an air conditioning maintenance contractor, the Tenant shall pay to the Landlord 110% of the amount paid or payable to the contractor for its contractor's services, parts and materials. Such amounts shall be paid by the Tenant promptly upon receipt of invoices therefor and shall be deemed additional rent hereunder and shall be collectible as such. At all times during the term of this lease, the Tenant shall pay all electric costs incurred in the operation of all air conditioning equipment in the premises in accordance with the provisions of Article TENTH hereof.

          FORTY-FIRST: The Tenant represents and warrants to the Landlord and the Landlord represents and warrants to the Tenant that all of the negotiations respecting this lease which were conducted with or through any person, firm or corporation, other than the officers of the Landlord and the Tenant, were conducted through Arthur Rosenbloom and Moshe Sukenik of Edward S. Gordon Company Incorporated (the "Brokers"). The Landlord agrees to pay the commission due to the Brokers pursuant to the terms of a separate agreement. Landlord and Tenant agree to indemnify and hold one another harmless from and against all demands, liabilities, losses, causes of action, damages, costs and expenses (including without limitation attorneys' fees and disbursements) suffered or incurred in connection with any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by the party against whom indemnification is claimed with any broker or finder except for the Brokers.

          FORTY-SECOND: The Landlord may initially lease all or any part of the space or spaces on the second, third, and fourth floors in the building to such tenants and upon such terms as the Landlord in its sole discretion shall deem appropriate. If any such space becomes available by reason of a lease termination (that is, if any tenant in such space shall not elect to renew its lease on such rental terms and other terms as the Landlord in its sole discretion shall determine or if the Tenant's lease shall otherwise terminate, then the Landlord shall offer the space vacated by such tenant (a "Vacated Space") to the Tenant as hereinafter set forth;

provided, however, that with respect to any Vacated Space which becomes
--------  -------
available after January 1, 2003, the Landlord shall not be obligated to offer any Vacated Space to the Tenant which is greater than half a floor or which is physically demised as part of a larger space; and provided further that if the
                                                  -------- -------
Tenant accepts any offer or offers of Vacated Space after January 1, 2003 which, individually or in the aggregate, amount to space equal to one half of a floor, then the Landlord shall not be obligated to offer any additional Vacated Space to the Tenant during the remainder of the term of this lease. The Landlord will attempt to give the Tenant notice 90 days prior to the availability of such Vacated Space, and will in any event give the Tenant notice not less than 30 days prior to such availability, such notice to set forth the proposed rental rate for such space in an "as is" condition, rent escalation, utility payments and other terms upon which the Landlord intends to market and lease such Vacated Space. If the Tenant shall desire to lease such Vacated Space, the Tenant shall give written notice to the Tenant's acceptance of the Landlord's notice not later than 15 days following receipt of the Landlord's notice. If the Tenant shall give notice of its election to lease the Vacated Space, unless this lease shall meanwhile have been terminated in accord with the provisions hereof, a new lease shall be offered to the Tenant covering such Vacated Space which shall reflect the rental terms and other terms set forth in the Landlord's notice and which shall otherwise contain substantially the same terms as set forth herein wherever possible (except for rent terms which shall be indicated in the original notice) and shall provide for a term ending concurrently with this lease. The Tenant shall then have ten days to execute and return such lease to the Landlord. If the Tenant does not accept the Landlord's offer or does not execute and return an offered lease to the Landlord within ten days, the Landlord may thereafter lease such Vacated Space to a third party; provided, however, that if the Landlord reduces the rent
                        --------  -------
to an amount which is less than 90% of the rental rate for such space in an "as is" condition (net of amounts needed to amortize any work to be done by the Landlord to meet the needs of any tenant) that such Vacated Space was originally offered to the Tenant, then the Landlord shall again offer such Vacated Space to the Tenant as provided in this agreement at the reduced rental rate. In the event that the Vacated Space is comprised of in excess of one full floor of space in the building, the Tenant may elect to accept less than the full amount of the Vacated Space; provided however, that the tenant must accept the equivalent of at least one full floor of such Vacated Space.

          FORTY-THIRD: (a) If on January 1, 1998 this lease shall be in force and no event of default shall have occurred hereunder which shall not have been cured, the premises shall be enlarged to include the balance of the 5th floor in the building as hatched in red on the diagram attached hereto and made part hereof and marked Exhibit "B" (the "Additional Space") for a term of ten years to commence on January 1, 1998 and to expire, unless sooner terminated in accord with the provisions of this lease, concurrently with the term of this lease, on all of the terms, covenants and conditions of this lease, except that (i) the fixed annual rent payable with respect to such Additional Space during such term shall be $347,599 during the period from January 1, 1998 to December 31, 2002 and $392,938 during the period from January 1, 2003 to the end of the term of this lease, and (ii) additional rent payable pursuant to Article THIRTY-SIXTH shall be payable on the basis of base taxes provided for herein (that is, the sum of Real Estate Taxes assessed for the tax year ending June 30, 1988 and (y) $12,950) and on the basis of the Base Wage Rate provided for herein (that is, the average of the Wage Rates in effect on the 1st day of the calendar years 1987 and 1988). In furtherance of the foregoing, it is the intent of the Landlord and the Tenant that additional rent due under Article THIRTY-SIXTH with respect to the Additional Space shall be payable as though the Tenant had taken such space at the beginning of the term of this lease. Unless this lease shall meanwhile have been terminated in accord with the provisions hereof, this lease shall be deemed to include such Additional Space, without necessity for further action on the part of either party, upon all the terms, covenants and conditions of this lease (including, but not limited to, payment of additional rents as prescribed therein) except as above provided.

          FORTY-FOURTH: For the purpose of after-hours heating for the premises, in addition to the heating supplied by the Landlord pursuant to this lease, the Tenant shall be entitled to request that the Landlord make a connection from the Landlord's hot water source or equipment in the basement of the building for the purpose of supplying hot water to the air conditioning units serving the premises. If the Tenant shall make such a request, the Landlord shall make the required connection with the hot water source in the basement of the building, shall install any required piping to furnish hot water to the premises and shall install the necessary equipment to modify the Tenant's then existing air conditioning units as required to render such units viable heating sources. The Landlord will provide a meter to measure the amount of hot water consumed and the Tenant will pay the Landlord for the hot water so consumed at a rate which is 110% of the Landlord's costs with respect thereto. The Tenant shall pay all of the Landlord's reasonable fees and expenses for all the work, installations and equipment provided for in this Article.

          FORTY-FIFTH: (a) This Article sets forth the understandings of the Landlord and the Tenant with respect to the tendering by the Landlord of the premises to be leased pursuant to this lease, the rent concession period with respect to such premises and the commencement of the Tenant's obligation to pay rent with respect to different portions of such premises:

          (i) With respect to the premises consisting of the portion of the fifth floor described in Exhibit "A-1" hereto and the entire sixth floor, the Landlord expects to tender such premises to the Tenant not later than July 1, 1987. For the period commencing from the earlier of (x) the date of tender of either or both of the portion of the fifth floor or the entire sixth floor or
(y) the date on which the

Landlord and the Tenant mutually agree that the Tenant may commence constructing and installing the Tenant Improvements in either or both of such floors, and ending on the date which is fifteen months thereafter, the Tenant shall have the right to occupy the portion of the fifth floor or the sixth floor so tendered or occupied solely for the purpose of constructing and installing the Tenant's Improvements as contemplated by Article THIRTY-NINTH hereto and to sublease such premises in accordance with the provisions of Article EIGHTEENTH (rewritten) including use and occupancy by any sublessee and during such period the Tenant shall not be required to pay rent with respect thereto, except in accordance with the provisions of paragraph (b) below. Notwithstanding the foregoing, if at any time prior to the expiration of such fifteen-month period, the Tenant or any Affiliate shall utilize any portion of the fifth or sixth floors for any purpose other than permitted by this paragraph (i) (i.e., construction or subletting), then

     (q) commencing on the date of such other use, fixed rent shall be payable with respect to such portion of the fifth floor or the sixth floor (i.e., the portion used for such other purpose), as the case may be, such fixed rent to be calculated on the basis of a monthly rate of $40,300.00 with respect to the entire sixth floor and a monthly rate of $20,149.33 with respect to such portion of the fifth floor; and

     (r) with respect to any portion of the sixth floor and any portion of the portion of the fifth floor described in "Exhibit A-1" thereto, (1) with respect to which the Tenant is not paying rent pursuant to clause (q) above or (2) which has not previously been sublet in accordance with the provisions of Article EIGHTEENTH (Rewritten), the period during which the Tenant shall not be required to pay rent shall be reduced from the fifteen-month period specified in the second sentence of this subparagraph (i) to nine months, which shall commence on the date of such other use; provided,
                                                                      --------
     however, that in no event shall such nine-month period extend beyond the
     -------
     date which is fifteen months after the earlier of the dates referred to in clauses (x) and (y) in the second sentence of this subparagraph (i).

     (ii) With respect to the portion of the premises consisting of the entire seventh and eight floors, the Landlord expects to tender such premises to the Tenant not later than July 1, 1987. The Landlord agrees that it will tender the entire sixth floor no later than the date on which it tenders the seventh and eighth floors. For the period commencing from the earlier of (x) the date of tender of both the entire seventh and the entire eighth floors or (y) the date on which the Landlord and the Tenant mutually agree that the Tenant may commence constructing and installing the Tenant Improvements in either or both of such floors, and ending six months thereafter, the Tenant shall have the right to occupy either floor so tendered or occupied solely for the purpose of constructing and installing the Tenant's Improvements as contemplated by Article THIRTY-NINTH hereof and during such period the Tenant shall not be required to pay rent, except in accordance with the provisions of paragraph (b) below; provided, however, that if at any time prior to the
                     --------  -------
expiration of such six-month period, the Tenant shall utilize any portion of the seventh or eighth floors for any purpose other than for constructing or installing Tenant's Improvements, then, notwithstanding anything to the contrary herein, fixed rent at the monthly rate of $40,300.00 per floor shall be payable with respect to the entire seventh or eighth floor, as the case may be, commencing on the date of such use.

     (iii) With respect to the premises consisting of the Addition to be constructed by the Landlord pursuant to Article THIRTY-EIGHTH hereof, the Landlord expects to tender such premises to the Tenant by September 1, 1987.
For the period commencing from the earlier of (x) the date of tender of the Addition or (y) the date on which the Landlord and the Tenant mutually agree that the Tenant may commence constructing and installing the Tenant's Improvements in the Addition, and ending six months thereafter, the Tenant shall have the right to occupy such premises solely for the purpose of constructing and installing the Tenant's Improvements as contemplated by

Article THIRTY-NINTH hereto and during such period the Tenant shall not be required to pay rent, except in accordance with the provisions of paragraph (b) below; provided, however, that if at any time prior to the expiration of such
       --------  -------
six-month period, the Tenant shall utilize any portion of the Addition for any purpose other than for constructing or installing Tenant's Improvements, then, notwithstanding anything to the contrary herein, fixed rent at the monthly rate of $22,237.33 shall be payable with respect to the Addition commencing on the date of such use.

        (b) With respect to any period during which the Tenant shall have the right of occupying any portion of the premises free of the payment of rent with respect thereto, such occupancy shall be subject to all of the terms, covenants and conditions of the lease, including but not limited to, the payment of any service charges such as charges for electric current and any overtime elevator or heat service and, commencing with the Completion Date, the payment of the additional rent provided for in Article THIRTY-SIXTH with respect to all of the premises leased pursuant to this lease, but otherwise free of the payment of rent with respect to such portion of the premises during such period. In the event that the Tenant shall default in the payment of any fixed rent or any additional rent or any other charge due under this lease or in the performance of the other terms, covenants and conditions thereof, then fixed rent at the monthly rate prescribed in this lease shall be payable during the period in which the

Tenant would otherwise be entitled to occupy premises free of fixed rent. Any such payment shall be paid within 10 days following demand and shall constitute additional rent under this lease.

          (c) For the purpose of this lease "Completion Date" shall mean the
                                             ---------------
date which is six months following the date on which the Landlord has completed construction and installation of the improvements to be made by the Landlord to the portion of the premises consisting of the portion of the fifth floor described in Exhibit A-1 to this lease and all of the sixth, seventh and eighth floors, in accordance with the Work Sheet included as part of this lease and has tendered such premises to the Tenant for the purpose of constructing and installing the Tenant's Improvement; provided, however, that if on such date, at
                                     --------  -------
least one passenger elevator, or the passenger/service elevator, and at least one freight elevator which shall be manned and available for passenger usage, are not in operation, then such date shall be postponed until the date on which at least one passenger elevator, or the passenger/service elevator, and at least one freight elevator which shall be manned and available for passenger usage, are operational.

          (d) The Landlord will not tender any floor or part of a floor to the Tenant pursuant to this Article FORTY-FIFTH until such time as the Landlord's work with respect to the space so tendered is substantially completed; provided,
                                                                       --------
however, that the Tenant agrees that the windows on the East facade of the
-------
building may be delayed and in no event shall substantial completion require completion of the installation of such windows.

          FORTY-SIXTH: In the event that (i) Landlord adds a parking area (the "Parking Area") to the building and (ii) Landlord leases, rents or otherwise makes parking spaces in the Parking Area available to tenants in the building or the public, the Landlord agrees to offer to make available to the Tenant, on a long-term basis, the Tenant's Proportionate Number of Parking Spaces at a direct or indirect charge not exceeding the then current fair market rental prevailing in the immediate area and on such other reasonable terms and conditions as the Landlord may prescribe. For the purposes of this Article, the "Tenant's Proportionate Number of Parking Spaces" shall mean that number of parking spaces which is the largest integral number obtained by multiplying (i) the number of parking places in the Parking Area made available by the Landlord to tenants in the building or the public by (ii) the Tenant's Proportionate Share, calculated in accordance with the provisions of paragraph 10 of Article THIRTY-SIXTH of this Lease.

          FORTY-SEVENTH: In the event that the Tenant requires heat on Saturdays, Sundays, federal and state holidays or on any holiday recognized by the unions representing Landlord's building service personnel or during hours in addition to those prescribed in Paragraph TWENTY-NINTH of this lease, the Landlord will furnish the additional heat upon notice of the Tenant's need therefor. Such notice may be written or oral and shall be given as long a time as practicable prior to the time when the additional heat is required. The Tenant will pay for any additional heat furnished after the hours prescribed in Article TWENTY-NINTH at the respective generally prevailing rates per hour as established from time to time by the Landlord for such service at the building, for each hour during which the additional service is supplied. The rate charged by the Landlord shall reflect the fact that the Landlord would in any event heat the building to a temperature of 55 degrees Fahrenheit, so that the Tenant shall be charged only on the basis of heating the building above that temperature. All charges for additional heat shall be payable within ten days of receipt by the Tenant of a statement therefor, and the amount unpaid shall be deemed additional rent for which the Landlord shall have all the remedies for collection herein specified with respect to rent. The failure on the part of the Landlord to furnish such additional heat, if due to breakdowns, repairs, maintenance, strikes, or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord nor shall it constitute an eviction.

          FORTY-EIGHTH: At the Tenant's request, the Landlord has agreed to do additional work on the Addition at the Tenant's expense in the agreed upon amount of $300,000. The Landlord has agreed to lend the Tenant such sum for a term of ten years, commencing with the Completion Date, at an interest rate of ten percent per annum. The Tenant agrees to repay such sum of $300,000 by making 120 monthly payments on the first day of each month, commencing on the Completion Date, in the amount of $3,964. Such payments shall constitute additional rent due under the terms of this lease. The Tenant may prepay the loan by paying to the Landlord with any monthly payment the outstanding principal balance of the loan as shown on the schedule attached hereto as Exhibit E.

          FORTY-NINTH: As noted in the foregoing Article FORTY-EIGHTH, at the Tenant's request, the Landlord agreed to do additional work on the Addition at the Tenant's expense in the agreed upon amount of $300,000. Among the items of additional work is a roof terrace. The Tenant has now determined not to include the roof terrace as part of the Addition. Accordingly, to the extent that the deletion of the portico or roof terrace from the plans results in a reduction in the $300,000 budgeted for the additional work, the Landlord will construct or install such other architectural, structural or engineering changes relating to the construction of the Addition as the Tenant may request to the extent of such reduction or, if no additional construction or installation is requested by the Tenant, then the amount payable pursuant to Article FORTY-EIGHTH and the amounts set forth in Exhibit E shall be appropriately adjusted.

          FIFTIETH: The Landlord shall make available to the Tenant one passenger elevator for the Tenant's exclusive use before and after ordinary business hours on evenings and weekends. The Landlord shall adjust the controls of this elevator to provide for stops only in the lobby and on floors occupied by the Tenant and designated by the Tenant, and shall maintain the elevator control system at its sole cost and expense. During the hours before and after ordinary business hours only, in addition to the security measures to be provided by the Landlord as set forth in Article TWENTY-NINTH, the Tenant shall have the right to install and maintain, at the Tenant's sole cost and expense and with the Landlord's consent in each instance (which shall not be unreasonably withheld or delayed), additional security measures in the lobby or in or about the means of access to the premises so as to limit access to, or survey the entrances leading to, the premises. Such security measures may include, but shall not be limited to, a sign-in desk, security guard, closed circuit cameras or such other devices.

          FIFTY-FIRST: (a) The Tenant shall have the exclusive, revocable license to use and occupy the portion of the roof area immediately adjacent to the addition identified on Exhibit "F" attached hereto and made a part hereof (the "Roof Space"), provided such use and occupancy does not violate any government statutes or regulations with respect thereto, nor exceed the load capacity of the roof structure. The Tenant shall not use the balance of the roof not included within the Roof Space and shall take appropriate measures to ensure that the balance of the roof is not used by the Tenant's employees or invitees. The Landlord assumes no liability with respect to the use and occupancy of the Roof Space and the Tenant hereby specifically waives any claim against the Landlord arising out of the Tenant's use and occupancy of such Roof Space, and further, the Tenant agrees to indemnify and hold harmless the Landlord with respect to any claims arising out of the use and occupancy of the Roof Space. Prior to such use, the Tenant shall have the right, at its sole cost and expense, to finish the floor area and to install doors and railings with the Landlord's approval, which approval shall not be unreasonably withheld or delayed. The Landlord shall refrain from obstructing, encumbering or covering the Roof Space, and shall not permit any other tenant or occupant of the building to place any antennae, ventilation, aerial, air-conditioning, or other equipment on the Roof Space. In the event that the Landlord shall wish at any time and from time to time to install (or permit any tenant to install) any antennae, ventilation, aerial, air-conditioning or other equipment on the balance of the roof, the Landlord shall endeavor to locate any such equipment in the area identified as "Area X" on Exhibit G hereto and, to the extent that it is not practicable to do so, the Landlord will then endeavor to locate such equipment in the area identified as "Area Y" on Exhibit G hereto, and, if it is not practicable to locate such equipment in either "Area X" or "Area Y", then the Landlord will locate such equipment in the area identified as "Area Z" on Exhibit G hereto. No such equipment shall be located anywhere else on the roof (i.e., other than in "Area X", "Area Y", or "Area Z").

          (b) Although the Tenant's license to use and occupy the Roof Space is expressly stated to be revocable, the Landlord's intention is not to revoke such license except in circumstances in which it is reasonable to do so. Without limiting the foregoing, such circumstances would include a decision to add additional floors to the building, the proper maintenance of building systems, the safety of occupants of the building (including the Tenant's employees and invitees), the maintenance of the structural soundness of the roof and the Landlord's compliance with laws and regulations. In the event that the Landlord revokes the Tenant's license to use the Roof Space during the five-year period commencing with the Completion Date, the Landlord shall reimburse the Tenant for an amount equal to the Tenant's costs (up to the maximum of $50,000) substantiated to the satisfaction of the Landlord, incurred to finish the floor area and install doors and railings on the Roof Space, multiplied by a fraction (i) the denominator of which shall be 60 and (ii) the numerator of which shall be the number of months remaining to the fifth anniversary of the Completion Date.


                                   * * * * *

                               AMENDMENT TO LEASE
                               ------------------

          THIS AGREEMENT made as of the 28th day of March, 1988, by and between the Rector, Churchwardens and Vestrymen of Trinity Church in the City of New York, a religious corporation having its office and principal place of business at 74 Trinity Place, New York, New York, hereinafter referred to as "Landlord" and Della Femina, Travisano & Partners Inc., a corporation organized and existing under the laws of the State of Delaware, having an office at 625 Madison Avenue, New York, New York, hereinafter referred to as "Tenant."

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Landlord and Tenant entered into a Lease ("Lease"), dated March 5, 1987, demising certain premises ("Premises") consisting of a portion of the fifth and all of the sixth, seventh, eighth and ninth (Penthouse) floors (the latter to be constructed) at 350 Hudson Street, New York, New York; and

          WHEREAS Tenant contemplated that it would initially move into floors seven and eight and a portion of the sixth floor for its own use and occupancy, and would sublet the remaining portion of the sixth floor and that portion of the fifth floor presently included in the Premises (collectively, the "Sublease Premises"); and

          WHEREAS, the eighth floor will not initially be suitable for Tenant's occupancy because Landlord has not completed the shell of the Penthouse and made the roof of the eighth floor watertight again and it is deemed prudent by both Landlord and Tenant to defer occupancy of the eighth floor until the shell of the Penthouse is completed and the roof of the eighth floor is again watertight; and

          WHEREAS in lieu of initially occupying the eighth floor Landlord and Tenant propose that Tenant shall occupy the Sublease Premises until the shell of the Penthouse is completed and the roof of the eighth floor is again watertight, but shall reserve to Tenant the free rent period of nine months (fifteen months less six months for proposed Tenant construction which has been accomplished) which it was to enjoy under the terms of the Lease with respect to the Sublease Premises (but if and only to the extent that Tenant did not itself occupy such space for the conduct of Tenant's business);

          NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          1. Paragraph (a) of Article FORTY-FIFTH of the Lease is hereby amended as follows:

          (i) If and when Tenant shall occupy all or any portion of the Sublease Premises or the seventh floor for the conduct of its business, then Tenant shall pay rent with respect to the entire Sublease Premises and the seventh floor (except with respect to any space sublet or vacated on the fifth floor or the sixth floor to the extent set forth in paragraphs (ii) and (iii) below. The fixed rent payable with respect to the portion of the fifth floor described in Exhibit "A-1" to the Lease shall be at the monthly rate of $20,149.33; the fixed rent payable with respect to the sixth floor shall be at the monthly rate of $40,300; and the fixed rent payable with respect to the seventh floor shall be at the monthly rate of $40,300.

          (ii) With respect to any space sublet on the fifth floor and the sixth floor, fixed rent shall be abated (in accordance with the provisions of paragraph (b) of Article FORTY-FIFTH of the Lease) with respect to such sublet space for a period commencing with the date of such subletting and ending on the earlier of (a) nine months from such date or (b) ten months after the rent commencement date with respect to the eighth floor, as established pursuant to subparagraph (iv) below.

          (iii) From and after the respective dates when Tenant vacates any portion of the Sublease Premises to move to the eighth floor or the Penthouse, fixed rent shall be abated (in accordance with the provisions of paragraph (b) of Article FORTY-FIFTH of the Lease) with respect to such vacated space for a period commencing with the date of such vacating and ending on the earlier of
(a) nine months from the date of such vacating or (b) ten months after the rent commencement date with respect to the eighth floor, as established pursuant to subparagraph (iv) below; provided, however, that if at any time prior to the expiration of such period, the Tenant or any Affiliate shall again occupy any portion of such vacated space for any purpose other than subletting, then fixed rent shall commence upon such reoccupation with respect to the portion of such vacated space reoccupied.

          (iv) The rent commencement date with respect to the eighth floor shall be deferred until the earlier of (a) the date when Tenant occupies all or any part of the eighth floor for the conduct of its business (as distinguished from

Tenant construction), or (b) a date which is 72 days after the later of (i) the date of tender by the Landlord of the Penthouse or (ii) the date on which the Landlord determines that the roof of the eighth floor is again watertight so that the Tenant may resume constructing and installing the Tenant's Improvements, provided that on such later date the Landlord has (x) installed and is operating an elevator in accordance with the provisions of Section 2 of this Agreement and (y) completed the items of work referred to in Schedule 1 hereto. The fixed rent payable with respect to the eighth floor shall be at the monthly rate of $40,300.

          (v) The rent commencement date with respect to the Penthouse shall be deferred until six months from the later of (i) the date of tender by the Landlord of the Penthouse or (ii) the date on which the Landlord determines that the roof of the eighth floor is again watertight so that the Tenant may resume constructing and installing the Tenant's Improvements, provided that on such later date the Landlord has (x) installed and is operating an elevator in accordance with the provisions of Section 2 of this Agreement and (y) has completed the items of work referred to in Schedule 1 hereto. During such six month period the Tenant shall have the right to occupy the Penthouse solely for the purpose of constructing and installing the Tenant's Improvements as contemplated by Article THIRTY-NINTH of the Lease and during such six month period the Tenant shall not be required to pay rent, except in accordance with the provisions of paragraph (b) of Article FORTY-FIFTH of the Lease; provided, however, that if at any time
                                     --------  -------
prior to the expiration of such six-month period, the Tenant shall utilize any portion of the Penthouse for any purpose other than for constructing or installing Tenant's Improvements, then, notwithstanding anything to the contrary herein, fixed rent at the monthly rate of $22,237.33 shall be payable with respect to the Penthouse commencing on the date of such use.

          2. Prior to the completion of the elevators referred to in the Work Sheet annexed to the Lease, Landlord shall install and keep in operation the north freight elevator car for the sole purpose of carrying passengers through the building. Landlord shall, upon request of Tenant, and at Landlord's expense, keep such elevator in operation during other than normal business hours.

          3. Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain unmodified and the Lease, as modified hereby, shall continue in full force and effect.

          4. This Agreement may not be modified in any way except in writing executed by both parties.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Agreement to be duly executed as of the day and year first above written.

                     THE RECTOR, CHURCHWARDEN AND VESTRYMEN OF TRINITY CHURCH IN THE CITY OF NEW YORK

                         /s/ Daniel Paul Matthews
                     By:-----------------------------------
                        Daniel Paul Matthews, D.D.,
                        Rector

                         /s/ Authorized Signatory
                     By:------------------------------------
                        Managing Director of Commercial
                        Real Estate


                     DELLA FEMINA, TRAVISANO & PARTNERS INC.

                          /s/ Louise R. McNamee
                     By:------------------------------------
                        Louise R. McNamee, President

                           SECOND AMENDMENT TO LEASE
                           -------------------------


          THIS AGREEMENT made as of the 1st day of April, 1989, by and between The Rector, Church-wardens and Vestrymen of Trinity Church in the City of New York, a religious corporation having its office and principal place of business at 74 Trinity Place, New York, New York (hereinafter referred to as "Landlord"), and Della Femina, McNamee WCRS, Inc. (formerly Della Femina, Travisano & Partners Inc.), a corporation organized and existing under the laws of the State of Delaware, having an office at 350 Hudson Street, New York, New York (hereinafter referred to as "Tenant").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Landlord and Tenant entered into a Lease dated March 5, 1987, as amended by the Amendment to Lease dated as of March 28, 1988 (collectively, the "Lease"), demising certain premises consisting of a portion of the fifth and all of the sixth, seventh, eighth and ninth (Penthouse) floors (the latter to be constructed) at 350 Hudson Street, New York, New York (the "Building"); and

          WHEREAS, pursuant to the Lease, Tenant currently leases and occupies the northern half of the fifth floor of the Building (which premises are indicated in the diagram attached as Exhibit "A-1" to the Lease); and

          WHEREAS, the Lease provides that the Tenant will lease, commencing January 1, 1998, the southern half of the fifth floor of the Building (which premises are indicated in the diagram attached as Exhibit "B" to the Lease); and

          WHEREAS, the Landlord and the Tenant wish to amend and supplement the Lease to provide that, commencing April 1, 1989, the Tenant will lease a portion of the southern half of the fifth floor of the Building and a portion of the basement of the Building, (in each case as indicated on Exhibits "AA-1" and "AA-2" hereto) for a term ending on December 31, 20007 (such premises being hereinafter referred to as the "Fifth Floor-Southwestern Corner Premises" and the "Basement Premises", respectively);

          NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:


          1. Subject to all of the terms and conditions of the Lease (except as otherwise expressly set forth herein), the Landlord hereby lets and leases to the Tenant and the Tenant hereby takes and hires from the Landlord the Fifth Floor-Southwestern Corner Premises and the Basement Premises for a term to commence at noon, Standard Time, on April 1, 1989 and to expire at noon, Standard Time, on the 31st day of December 2007. Except as otherwise expressly set forth herein, the Fifth Floor-Southwestern Corner Premises and the Basement Premises shall be included within the meaning of the term "premises" as such term is used in the Lease, and shall be subject to all of the terms, conditions and agreements set forth in the Lease.

          2. In consideration of the Landlord's leasing of the Fifth Floor-Southwestern Corner Premises and the Basement Premises to the Tenant pursuant hereto, the amount of annual fixed rent payable by the Tenant pursuant to the Lease (including after giving effect to the reduction in fixed rent set forth in Section 9 hereof) shall be increased as follows:

                                                            Increase in Annual
                    Period                                      Fixed Rent
----------------------------------------------  -------------------------------------------
From July 1, 1989 through December 31, 1994                                     $160,971.00
----------------------------------------------

From January 1, 1995 through December 31, 2002                                  $187,926.00
----------------------------------------------

From January 1, 2003 through December 31, 2007                                  $215,505.30
----------------------------------------------

The amount of the increases in fixed annual rent set forth above, shall commence as of July 1, 1989 and shall be payable at the offices of the Landlord in equal monthly installments and otherwise in accordance with the terms of the Lease.

          3. It is agreed that the Tenant will arrange for the modification and improvement of the Fifth Floor-Southwestern Corner Premises to make them suitable for office use, and that the Landlord will pay a portion of the cost thereof up to a maximum of $172,600, all in accordance with Article THIRTY-NINTH of the Lease, the Tenant's obligation to pay fixed rent with respect to the Fifth Floor-Southwestern Corner Premises shall commence on July 1, 1989 (rather than pursuant to Article FORTY-FIFTH of the Lease, as provided in paragraph (g) of Article THIRTY-NINTH).

          4. The amount of the letter of credit deposited by the Tenant with the Landlord pursuant to Article TWENTY-EIGHTH of the Lease shall be increased from "$575,000" to "$606,516.47".

          5. (a) Insofar as the defined term "premises" is used in Article Seventeenth of the Lease, such term shall not be deemed to include the Basement Premises; provided, however, that in the event that the Tenant has the right to
          --------  -------
terminate the Lease with respect to the premises pursuant to Article SEVENTEENTH of the Lease, then the Tenant shall also have the right to terminate the Lease insofar as it relates to the Basement Premises.

          (b) If the Basement Premises shall be partially or totally damaged or destroyed by fire or other cause covered by insurance, then, unless the Lease has been terminated or is then terminable by the Landlord or the Tenant, the Landlord shall repair and restore, as promptly as reasonably practicable, the Basement Premises, and until such repair shall be substantially completed, the rent applicable to the Basement premises shall be apportioned (on the basis of current rent payable per square foot per annum during the period in which said casualty has occurred) with respect to the portion of the Basement Premises which is rendered damaged or destroyed.

          6. Notwithstanding the second and third sentences of paragraph (g) of Article EIGHTEENTH (Rewritten) of the Lease, the Landlord shall not be required to give its consent to any proposed subleasing or occupation of the Basement Premises, unless such Basement Premises are to be subleased in conjunction with the subleasing and occupation of other premises covered by the Lease, and in calculating the amount of any profit with respect to the subleasing of the Basement Premises, no amount shall be deducted pursuant to the last sentence of paragraph (g) of Article EIGHTEENTH (Rewritten).

          7. With respect to the real estate tax and porter wage escalation applicable to the Basement Premises and the Fifth Floor-Southwestern Corner Premises, it is agreed that -

          (i) With respect to the Basement Premises, the Tenant shall not be obligated to pay porter wage escalation, and, commencing January 1, 1990, the Tenant shall be obligated to pay real estate tax escalation, on the basis of any increases in "Real Estate Taxes" in excess of the Real Estate Taxes assessed for the tax year ended June 30, 1989.

          (ii) With respect to the Fifth Floor-Southwestern Corner Premises, the Tenant shall be obligated to pay both real estate tax and porter wage escalation, computed as follows:

          (x) until December 31, 1997, porter wage escalation to be computed on the basis of any increases in the "Wage Rate" over the Wage Rate in effect on the last day of the calendar year 1989 and real estate tax escalation to be computed on the basis of any increases in the "Real Estate Taxes" over the Real Estate Taxes assessed for the tax year ending June 30, 1989, and

          (y) commencing January 1, 1998, both real estate tax and porter wage escalation shall be computed on the basis set forth in Articles FORTY-THIRD and THIRTY-SIXTH of the Lease.

Accordingly, Article THIRTY-SIXTH of the Lease shall be applicable to both the Basement Premises and the Fifth Floor-Southwestern Corner Premises to the extent and subject to the amendments and modifications set forth below:

I.   Basement Premises
     -----------------

     A.   The Tenant shall not be required to pay any "Porters' Wage Payment".

     B. The term "Increase in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in any Subsequent Year, exceed the Real Estate Taxes assessed for the tax year ending June 30, 1989.

     C.   The term "Area of the Demised Premises" shall mean 4,162 square feet.

     D. The term "Tenant's Proportionate Share" shall mean a fraction, of which the numerator shall be the number of Rentable Square Feet of Area of the Demised Premises (i.e., the Basement Premises) and the denominator shall be the
                  ----
total number of Rentable Square Feet of Area in the entire building. The Landlord and the Tenant agree that, with respect to the Basement Premises, the Tenant's Proportionate Share shall be 156/10,000.

     E. The term "Subsequent Year" shall mean each calendar during the term of the Lease commencing with the year beginning January 1, 1990.

     F. The term "Computation Date" shall, in the case of the Subsequent Year commencing on January 1, 1990, mean December 1, 1989, and, in the case of Subsequent Years following 1990, the applicable anniversary of such date.


II.  Fifth Floor-Southwestern Corner Premises
     ----------------------------------------

     A.   The term "Increase in Real Estate Taxes" shall mean:

          (x) during the period commencing on the date hereof and ending December 31, 1997, the amount by which "Real Estate Taxes" in any Subsequent Year exceed the Real Estate Taxes assessed for the tax year ending June 30, 1989; and

          (y) during the period commencing on January 1, 1998 and ending on December 31, 2007, the amount by which "Real Estate Taxes" in any Subsequent Year, exceed the sum of (x) Real Estate Taxes assessed for the tax year ended June 30, 1988, and (y) $12,950.

     B.        The term "Base Wage Rate" shall mean:

          (x) during the period commencing on the date hereof and ending December 31, 1997, the "Wage Rate" in effect on the last day of the calendar year 1989; and

          (y) during the period commencing on January 1, 1998 and ending on December 31, 2007, the average "Wage Rate" in effect on the last day of the calendar years 1987 and 1988.

     C.  The term "Area of the Demised Premises" shall mean 6,904 square feet."

     D. The term "Tenant's Proportionate Share" shall mean a fraction, of which the numerator shall be the number of Rentable Square Feet of Area of the Demised Premises (i.e., the Fifth Floor-Southwestern Corner Premises) and the
                  ----
denominator shall be the total number of Rentable Square Feet of Area in the entire building. The Landlord and the Tenant agree that with respect to the Fifth Floor-Southwestern Corner Premises the Tenant's Proportionate Share shall be 259/10,000.

     Nothing in this Section 7 shall amend, modify, waive or effect the application of the real estate tax and porter wage escalation provisions set forth in Article THIRTY-SIXTH of the Lease to the premises leased by the Tenant on the sixth, seventh, eighth and ninth floors of the building or to any premises (other than the Fifth-Southwestern Corner Premises) leased by the Tenant on the fifth floor of the building.

     8. The Landlord, will, until May 31, 1990, maintain and keep in service, at its expense, all air conditioning equipment servicing the Fifth Floor-Southwestern Corner premises, and, thereafter, during the term of the Lease, the Tenant, at its expense, will maintain and keep such air conditioning equipment in service in accordance with the terms of Article FORTIETH of the Lease.

     9. Because the Fifth Floor-Southwestern Corner Premises were originally included within the "Additional Space" to be leased by the Tenant (pursuant to Article FORTY-THIRD of the Lease) commencing January 1, 1998, Article FORTY-THIRD is hereby amended as follows:

          (i) Exhibit B is hereby deleted from the Lease and the "Additional Space" referred to in Article FORTY-THIRD of the Lease shall be the portion of the Southern half of the building indicated by the hatching in red on the diagram attached hereto and made part hereof and marked Exhibit "BB".

          (ii) The fixed annual rent payable with respect to such Additional Space shall be $188,807 during the period from January 1, 1998 to December 31, 2002, and shall be $213,434_ during the period from January 1, 2003 to the end of the term of the Lease (it being understood that additional rent shall also be payable with respect to the Additional Space, all in accordance with the terms of clause (ii) of Article THIRTY-SIXTH of the Lease).

     10. The provisions of clause (ii) of Section 1 of the Amendment to Lease dated March 28, 1988 shall not be applicable to the Fifth Floor-Southwestern Corner Premises or any portion of the southern half of the fifth floor of the Building.

     11. The Tenant represents and warrants to the Landlord and the Landlord represents and warrants to the Tenant that all of the negotiations respecting this Second Amendment to Lease which were conducted with or through any person, firm or corporation, other than the officers of the Landlord and the Tenant, were conducted through Edward S. Gordon Company Incorporated (the "Broker").
The Landlord will pay any commission due to the Broker in accordance with a separate letter agreement. The Landlord and Tenant agree to indemnify and hold one another harmless from and against all demands, liabilities, losses, causes of action, damages, costs and expenses (including without limitation attorneys' fees and disbursements) suffered or incurred in connection with any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by the party against whom identification is claimed with any broker or finder except for the Broker.

     12. Except as modified hereby, all of the terms, covenants and conditions of the Lease shall remain unmodified and the Lease, as modified hereby shall continue in full force and effect.

     13. This Agreement may not be modified in any way except in writing executed by both parties.

     IN WITNESS WHEREOF, the Landlord and the Tenant have caused this Agreement to be duly executed as of the day and year first above written.


                                  THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF
                                  TRINITY CHURCH IN THE CITY OF NEW-YORK


                                        By:
                                           ------------------------------------
                                             Daniel Paul Matthews, D.D., Rector

                                        By:
                                           ------------------------------------
                                             Managing Director of Commercial
                                             Real Estate

                                        DELLA FEMINA, MCNAMEE WCRS, INC.

                                        By:  /s/ Louise R. McNamee
                                           ------------------------------------
                                             Louise R. McNamee,
                                             President

                           THIRD AMENDMENT TO LEASE
                           ------------------------

     THIS AGREEMENT made as of the 1st day of September, 1992, by and between The Rector, Church-wardens and Vestrymen of Trinity Church in the City of New-York, a religious corporation having its office and principal place of business at 74 Trinity Place, New York, New York (hereinafter referred to as "Landlord"), and Della Femina McNamee, Inc. (formerly Della Femina, Travisano & Partners Inc.), a corporation organized and existing under the laws of the State of Delaware, having an office at 350 Hudson Street, New York, New York (hereinafter referred to as "Tenant").

                             W I T N E S S E T H:
                             ___________________

     WHEREAS, Landlord and Tenant entered into a Lease dated March 5, 1987, as amended by the Amendment to Lease dated as of March 28, 1988 and the Second Amendment to Lease dated as of April 1, 1989 (collectively, the "Lease"), demising certain premises consisting of portions of the basement and the fifth floor and all of the sixth, seventh, eighth and ninth (Penthouse) floors at 350 Hudson Street, New York, New York (the "Building"); and

     WHEREAS, the Landlord, and the Tenant wish to amend the Lease (x) to shorten the term thereof, (y) to reduce the fixed rent payable thereunder and
(z) to make certain other modifications;

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord, and the Tenant agree as follows:

     1.   Term.  The Lease is hereby amended to shorten the term thereof by 64
          ----
months, so that the term of the Lease shall expire on August 31, 2002, rather than December 31, 2007.

     2.   Use.  Article First of the Lease is hereby amended to read in full as
          ---
follows:

               "The Tenant shall use the premises only for executive and administrative offices in connection with the advertising, direct marketing, public relations and related businesses of the Tenant or EURO RSCG SA and their Affiliates (as defined in paragraph (a) of Article Eighteenth (rewritten hereof), and for any other use consistent with a first-class office building owned by a church, to which the Landlord may consent, such consent not to be unreasonably withheld."

     3.   Fixed Rent.  The Lease is hereby amended so that, commencing September
          ----------
1, 1992, the fixed rent payable by the Tenant thereunder with respect to the premises (including the Fifth Floor Southwestern Corner Premises and the Basement Premises referred to in Section 9 hereof) shall, be at the annual rates set forth below:

               (a) For the period commencing September 1, 1992 and ending August 31, 1996, the fixed rent shall be payable at the annual rate of $2,349,506.

               (b) For the period commencing September 1, 1996 and ending August 31, 1998, the fixed rent shall be payable at an annual rate equal to the sum of (x) $2,349,506, plus (y) 50% of the amount by which (i) the fair market rental value of the premises as of July 1, 1996 exceeds (ii) $2,349,506; provided,
                                                               --------
          however, that (aa) if such fair market rental value does not exceed
          -------
          $2,349,506, then the annual fixed rent hereunder shall be the amount specified in clause (x) and (bb) in no event shall the annual fixed rent exceed $2,996,366.

               (c) For the period commencing September 1, 1998 and ending August 31, 2002, the fixed rent shall be payable at the annual rate equal to the sum of (x) $2,349,506, plus (y) 50% of the amount by which (i) the fair market rental value of the premises as of July 1, 1998 exceeds
          (ii) $2,349,506; provided, however, that (aa) if such fair market
                           --------  -------
          rental value does not exceed $2,349,506, then the annual fixed rent hereunder shall be the amount specified in clause (x), and (bb) in no event shall the fixed annual rent hereunder exceed $2,996,366.

Fixed rent shall be payable at the office of the Landlord on the first day of each calendar month in equal monthly installments equal to 1/12th of the then prevailing annual fixed rent.

     If the Landlord and Tenant are unable to agree on the fair market rental value of the premises prior to September 1, 1996 or September 1, 1998, as the case may be, then the matter of the determination of the fair annual rental value of the premises shall be submitted for arbitration in accordance with the Rules and Regulations of the American Arbitration Association, and, whether such rules and regulations shall so provide, the arbitrators who shall determine such fair market rental value shall be persons with not less than ten years experience as brokers in the rental of space in the area of the building. The determination of the arbitrators shall be binding upon the landlord and the Tenant. In the event that by September 1, 1996 or September 1, 1998, as the case may be, there has been no agreement between the Landlord and the Tenant, and no determination by arbitration, as to the fair market rental value of the premises, then until such agreement or determination, the Tenant shall pay fixed rent at an annual rate reflecting the Landlord's estimate of the fair annual rental value of the premises. At the time of such agreement or determination, the Landlord shall pay to the Tenant, or the Tenant shall pay to the Landlord, as the case may be, the amount necessary to properly adjust the amount of fixed rent previously paid by the Tenant for any variance between the Landlord's estimate of the fair market rental value of the premises and such fair market rental value as finally agreed upon or determined.

     4.   Building Name.  Paragraph (c) (continued) of Article Fourth of the
          -------------
Lease is hereby amended to read in full as follows:

               "The Landlord shall not change the name, street number or designation by which the building is commonly known. Provided that the Tenant or EURO RSCG SA occupies at least 60,000 square feet of space in the building (excluding from any such calculation any space occupied by the Tenant's subleases and assignees but including space occupied by the Tenant's or EURO RSCG SA's Affiliates (as hereinafter defined)), EURO RSCG SA (but not its successor by assignment) shall have the right to require the Landlord to affix a sign bearing its name or the name of one of its Affiliates to the building and the Landlord shall thereafter promptly affix such a sign to the building at the Tenant's expense. In the event that the square footage occupied by the Tenant or EURO RSCG SA and their Affiliates shall be reduced below 60,000 square feet, but subsequently shall once again increase to at least 60,000 square feet, EURO RSCG SA shall once again have the right to require Landlord to affix a sign bearing its name or the name of one of its Affiliates. The design, style and proposed location of any such sign are to be substantially as set forth in Exhibit C hereto. In case the Landlord shall deem it necessary to remove any such sign in order to paint or to make any other repairs, alterations, or improvements in or upon the building, or any part thereof, it shall have the right to do so, providing it causes the same to be removed and promptly replaced at its expense. In the event that EURO RSCG SA or its Affiliate then designated by such sign changes its name from time to time, EURO RSCG SA may request that the Landlord change the sign to reflect its or its Affiliate's then current name, and the Landlord shall thereafter promptly change the sign at the Tenant's expense. As long as a sign with the name of EURO RSCG or its Affiliate is affixed to the building in accordance with this paragraph, the Landlord will not install, and will not permit any other tenant in the building to install (i) any other sign on the building of comparable size and prominence, provided that the foregoing shall not limit the sign directly above any retail store or restaurant located on the ground floor; (ii) a sign for a retail tenant on the exterior walls of the building which are angled away from the main entrance to the building greater than fifty percent of the size of EURO RSCG SA's sign; or (iii) a sign bearing the name of any office or loft tenant which exceeds fifty percent of the size of EURO RSCG SA's sign."

     5. The definition of the term "Affiliate" appearing in paragraph (a) of Article Eighteenth (rewritten) of the Lease is hereby amended to read in fill as follows:

          "As used in this Lease, "Affiliates" shall mean (i) a corporation or other entity of which EURO RSCG SA owns and holds directly or indirectly through one or more intermediaries a majority of each class of stock or other security or equity interest which is authorized to vote, (ii) a corporation or other entity which directly or indirectly through one or more intermediaries owns and controls EURO RSCG SA by ownership of at least a majority of each class of stock or other security or equity interest which is authorized to vote and (iii) any corporation into or with which EURO RSCG SA or any corporation referred to in clauses (i) or (ii) above is merged or consolidated."

     6.   Porter Wage Escalation.  Article Thirty-Sixth of the Lease is hereby
          ----------------------
amended in the following respects:

               (a) The definition "Increase in Real Estate Tax" set forth in paragraph (b)2 of Article Thirty-Sixth is hereby amended to read in full as follows:

               "2.  The term "Increase in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in each Subsequent Year exceed Real Estate Taxes for the twelve-month period commencing July 1, 1992 and ending June 30, 1993."

     (b) The term "Base Wage Rate" set forth in paragraph (b)4 of Article Thirty-Sixth is hereby amended to read in full as follows.

               "4. The term "Base Wage Rate" shall mean the Wage Rate in effect on January 1, 1993."

               (c) The term "Area of the Demised Premises" set forth in paragraph (b)5 of Article Thirty-Sixth is hereby amended to read in full as follows:

               "4. "Area of the Demised Premises" shall mean 129,369 square feet for the purposes of this Article only."

     7.   Fuel Cost Escalation.  The Lease is hereby amended to delete Article
          --------------------
Thirty-Seventh thereof.

     8.   Electric Charges.  Paragraph (a) of Article Tenth (rewritten) of the
          ----------------
Lease is amended to insert the figure "108%" in lieu of the figure "112%" which appears in the second and last sentences of such paragraph.

     If so requested and paid for by the Tenant, the Landlord will install such meters or "totalizing" equipment as the Tenant may specify for the purpose of combining the Tenant's Demand (measured in KW) of electricity at the premises. Alternatively, if requested by the Tenant the Landlord will aggregate the Tenant's Demand (measured in KW) of electricity as recorded on the meters measuring electrical Demand and Consumption at the premises. In either case, the charges to the Tenant for Demand of electricity pursuant to Article Tenth (rewritten) of the lease will be calculated on the basis of such aggregated or "totalized" Demand, as the case may be. Consumption (measured in KWH) of electricity at the premises will be calculated by aggregating consumption as recorded on the meters measuring Demand and Consumption at the premises.

     9.   Additional Fifth Floor Premises.  The Lease is hereby amended to
          -------------------------------
delete Article Forty-Third thereof and Exhibit B thereto.

     10.  Window Cleaning.  Schedule A to the Lease is hereby amended by adding
          ---------------
the following thereto:

          "WINDOW CLEANING

               The Landlord shall clean the exterior and interior surfaces of all Windows in the premises not less than once every calendar year."

     11.  Termination of Second Amendment to Lease.  The Second Amendment to
          ----------------------------------------
Lease dated as of April 1, 1989 is hereby terminated and shall be of no further force or effect.

     12.  Fifth Floor and Basement Premises.  The Lease is hereby amended by
          ---------------------------------
adding the following provisions relating to the leasing of portions of the fifth floor and the basement of the Building:

          (a) Subject to all of the terms and conditions of the Lease (except as otherwise expressly set forth herein), the Landlord hereby lets and leases to the Tenant and the Tenant hereby takes and hires from the Landlord the westerly half of the southern half of the fifth floor of the Building and a portion of the basement of the Building, (in each case as indicated on Exhibits "AA-1" and "AA-2" hereto) (such premises being hereinafter referred to as the "Fifth Floor-Southwestern Corner Premises" and the "Basement Premises", respectively) for a term to commence September 1, 1992 and to expire at noon, Standard Time, on August 31, 2002. Except as otherwise expressly set forth herein, the Basement premises shall be included within the meaning of the term "premises" as such term is used in the Lease, and shall be subject to all of the terms, conditions and agreements set forth in the Lease.

          (b) Insofar as the defined term "premises" is used in Article Seventeenth of the Lease, such term shall be deemed to include the Fifth Floor Southwestern Corner Premises, but shall not be deemed to include the Basement premises; provided, however, that in the event that the Tenant has the right to
          --------  -------
terminate the Lease with respect to the premises pursuant to Article Seventeenth of the Lease, then the Tenant shall also have the right to terminate the Lease insofar as it relates to the Basement Premises.

          (c) If the Basement Premises shall be partially or totally damaged or destroyed by fire or other cause covered by insurance, then, unless the Lease has been terminated or is then terminable by the Landlord or the Tenant, the Landlord shall repair and restore, as promptly as reasonably practicable, the Basement Premises, and until such repair shall be substantially completed, the fixed rent applicable to the Basement Premises ($20,810 per annum) shall be apportioned with respect to the portion of the Basement Premises which is rendered damaged or destroyed.

          (d) Notwithstanding the second and third sentences of paragraph (g) of Article Eighteenth (Rewritten) of the Lease, the Landlord shall not be required to give its consent to any proposed subleasing or occupation of the Basement Premises, unless such Basement Premises are to be subleased in conjunction with the subleasing and occupation of other premises covered by the Lease, and in calculating the amount of any profit with respect to the subleasing of the Basement Premises, no amount shall be deducted pursuant to the last sentence of paragraph (g) of Article Eighteenth (Rewritten).

     13.  Termination of Tenant's Obligation to Participate in Certain Capital
          --------------------------------------------------------------------
Cost.  The Lease is hereby amended to delete Article Fifth (Continued) which
----
appears on the second and third pages of the Rider to the Lease.

     14.  Subleasing and Assignment.  Article Eighteenth (Rewritten) is hereby
          -------------------------
amended by deleting paragraph (f) thereof and by amending paragraph (e) thereof to read in full as follows:

               "(e) By written notice (hereafter referred to as the "Landlord's Subleasing Notice") executed by the Landlord and delivered to the Tenant within thirty (30) days following receipt of the Tenant's Subleasing Notice (for the purposes hereof such notice shall not be deemed to have been received by the Landlord until all of the information required by paragraph (d) above shall have been furnished to the Landlord) the Landlord shall respond as provided in paragraph
          (g) or (h) below as applicable."

     15.  Confirmation of Lease.  Except as modified herein, all of the
          ---------------------
agreements, terms, covenants and conditions of the Lease shall remain unmodified and the Lease, as modified hereby, shall continue in full force and effect.

     16.  Modification.  This Agreement may not be modified in any way except in
          ------------
writing executed by the parties hereto.

     IN WITNESS WHEREOF, the Landlord, the Tenant and the Assignee have caused this Agreement to be duly executed as of the day and year first above written.

                                 THE RECTOR, CHURCH-WARDENS AND VESTRYMEN OF
                                 TRINITY CHURCH IN THE CITY OF NEW YORK


                                 By:  /s/ Daniel Paul Matthews
                                    ------------------------------------------
                                      Daniel Paul Matthews, D.D.,
                                      Rector


                                 By:  /s/ Authorized Signatory
                                    ------------------------------------------
                                      Managing Director of Commercial
                                      Real Estate


                                 DELLA FEMINA MCNAMEE, INC.

                                 By:  /s/ Louise R. McNamee
                                    ------------------------------------------
                                      Louise R. McNamee,
                                      President